PROXY MATERIALS

Delaware Large Cap Growth Fund

Dear Shareholder:

     I am writing to let you know that a meeting of shareholders of Delaware Large Cap Growth Fund (the “Fund”) will be held on January 25, 2008. The purpose of the meeting is to vote on an important proposal that affects the Fund and your investment in it. As a shareholder, you have the opportunity to voice your opinion on certain matters that affect your Fund. This package contains information about the proposal and the materials to use when voting by mail, by telephone, or through the Internet.

     Please read the enclosed materials and cast your vote. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

     The proposal has been carefully reviewed by the Fund’s Board of Trustees. The Trustees, most of whom are not affiliated with Delaware Investments, are responsible for protecting your interests as a shareholder. The Trustees believe the proposal is in the best interests of shareholders. They recommend that you vote FOR the proposal.

     The enclosed Q&A is provided to assist you in understanding the proposal. The proposal is described in greater detail in the enclosed Proxy Statement/Prospectus.

     Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card enclosed in this package. Be sure to sign the card before mailing it in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the Web site indicated on your proxy card, and follow the recorded or online instructions.

     If you have any questions before you vote, please call Computershare Fund Services, Inc. (“Computershare”), the Fund’s proxy solicitor, at 866 436-0835. Computershare will be glad to help you get your vote in quickly. You may also receive a telephone call from Computershare reminding you to vote your shares. Thank you for your participation in this important initiative.

Sincerely,

Patrick P. Coyne
Chairman, President and Chief Executive Officer

DELAWARE LARGE CAP GROWTH FUND
(a series of Delaware Group Equity Funds IV)

2005 Market Street
Philadelphia, Pennsylvania 19103-7094

NOTICE OF MEETING OF SHAREHOLDERS
To be held on January 25, 2008

To the Shareholders:

     NOTICE IS HEREBY GIVEN that a meeting (the “Meeting”) of Shareholders of Delaware Large Cap Growth Fund (the “Large Cap Growth Fund” or “Acquired Fund”), a series of Delaware Group Equity Funds IV, has been called by the Board of Trustees of Delaware Group Equity Funds IV and will be held at the offices of Delaware Investments located at 2001 Market Street, 2nd Floor Auditorium, Philadelphia, PA 19103, on January 25, 2008 at 3:00 p.m., Eastern Time. The Meeting is being called for the following reasons:

1.	To approve an Agreement and Plan of Reorganization between Delaware Group Equity Funds IV, on behalf of the Large Cap Growth Fund, and Delaware Group Adviser Funds, on behalf of Delaware U.S. Growth Fund (the “U.S. Growth Fund” or “Acquiring Fund”), which provides for: (i) the acquisition by the Acquiring Fund of substantially all of the assets of the Acquired Fund, in exchange for shares of the Acquiring Fund; (ii) the pro rata distribution of shares of the Acquiring Fund to the shareholders of the Acquired Fund; and (iii) the liquidation and dissolution of the Acquired Fund.

2.	To vote upon any other business as may properly come before the Meeting or any adjournment thereof.

     Shareholders of record of the Acquired Fund as of the close of business on September 21, 2007 are entitled to notice of, and to vote at, the Meeting or any adjournment thereof. Whether or not you plan to attend the Meeting, please vote your shares by returning the proxy card by mail in the enclosed postage-paid envelope provided, or by voting by telephone or over the Internet. Your vote is important.

By Order of the Board of Trustees,

Patrick P. Coyne
Chairman, President and Chief Executive Officer

October 24, 2007

To secure the largest possible representation and to save the expense of further mailings, please mark your proxy card, sign it, and return it in the enclosed envelope, which requires no postage if mailed in the United States. If you prefer, you may instead vote by telephone or the Internet. You may revoke your proxy at any time at or before the Meeting or vote in person if you attend the Meeting, as provided in the attached Proxy Statement/Prospectus.

PROXY STATEMENT/PROSPECTUS

PROXY STATEMENT/PROSPECTUS

Dated October 24, 2007

Acquisition of Substantially All of the Assets of:

DELAWARE LARGE CAP GROWTH FUND
(a series of Delaware Group Equity Funds IV)

By and in exchange for shares of

DELAWARE U.S. GROWTH FUND
(a series of Delaware Group Adviser Funds)

     This proxy statement/prospectus (the “Proxy Statement/Prospectus”) solicits proxies to be voted at a meeting (the “Meeting”) of shareholders of Delaware Large Cap Growth Fund (the “Large Cap Growth Fund” or “Acquired Fund”), a series of Delaware Group Equity Funds IV. The Meeting has been called by the Board of Trustees of Delaware Group Equity Funds IV (the “Board”) to vote on the approval of the Plan (as more fully described below).

     The principal offices of Delaware Group Equity Funds IV and Delaware Group Adviser Funds (each, a “Trust” and collectively, the “Trusts”) are located at 2005 Market Street, Philadelphia, PA 19103. You can reach the offices of each Trust by telephone by calling 800 523-1918.

     The Meeting will be held at the offices of Delaware Investments located at 2001 Market Street, 2nd Floor Auditorium, Philadelphia, PA 19103, on January 25, 2008 at 3:00 p.m., Eastern Time. The Board, on behalf of the Large Cap Growth Fund, is soliciting these proxies. This Proxy Statement/Prospectus will first be sent to shareholders on or about October 30, 2007.

     This Proxy Statement/Prospectus gives you information about an investment in the Delaware U.S. Growth Fund (the “U.S. Growth Fund” or “Acquiring Fund”) and about other matters that you should know before voting and investing. You should retain it for future reference. A statement of additional information dated October 24, 2007 (the “Statement of Additional Information”), relating to this Proxy Statement/Prospectus, contains more information about the Acquiring Fund and the Acquired Fund (each, a “Fund” and collectively, the “Funds”) and the proposed transaction, and has been filed with the U.S. Securities and Exchange Commission (the “SEC”), and is incorporated herein by reference.

     The Prospectus of the Acquiring Fund dated February 28, 2007, as amended to date (the “Fund Prospectus”), and the semiannual report of the Acquiring Fund for the period ended April 30, 2007 (the “Acquiring Fund Semiannual Report”) are included with and are considered a part of this Proxy Statement/Prospectus, and are intended to provide you with information about the Acquiring Fund.

     You can request a free copy of the Statement of Additional Information, the Fund Prospectus, or the annual report to shareholders of the U.S. Growth Fund for the fiscal year ended October 31, 2006 (or for the fiscal year ended October 31, 2007, when available) or the Acquiring Fund Semiannual Report, by calling 800 523-1918, or by writing to the Trust at Attention: Account Services, P.O. Box 219656, Kansas City, MO 64121-9656 by regular mail or 430 W. 7th Street, Kansas City, MO 64105 by overnight courier service.

     Like all mutual funds, the SEC has not approved or disapproved these securities or passed upon the adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

     Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other U.S. government agency. Mutual fund shares involve investment risks, including the possible loss of principal.

PROPOSAL: TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION

     Shareholders of the Acquired Fund are being asked to consider and approve an Agreement and Plan of Reorganization (the “Plan”) that will have the effect of reorganizing the Acquired Fund with and into the Acquiring Fund as summarized below.

     The Plan provides for: (i) the acquisition by the Acquiring Fund of substantially all of the property, assets, and goodwill of the Acquired Fund in exchange for shares of the Acquiring Fund; (ii) the pro rata distribution of shares of the Acquiring Fund to shareholders of the Acquired Fund; and (iii) the liquidation and dissolution of the Acquired Fund. If the shareholders of the Acquired Fund vote to approve the Plan, as a shareholder of the Acquired Fund, you will receive Acquiring Fund shares equal in total value to, and of the same class as, your investment in the Acquired Fund. The Acquired Fund will then be liquidated.

SUMMARY

     This is only a summary of certain information contained in the Proxy Statement/Prospectus. You should read the more complete information in the rest of this Proxy Statement/Prospectus, including the Plan (attached as Exhibit A), and the Fund Prospectus and Acquiring Fund Semiannual Report, which are included with this Proxy Statement/Prospectus.

What is the purpose of the Proposal?

     The Board approved the Plan for the Acquired Fund and recommends that shareholders of the Acquired Fund approve the Plan. If shareholders of the Acquired Fund approve the Plan, substantially all of the Acquired Fund’s assets will be transferred to the Acquiring Fund in exchange for the Acquiring Fund’s shares equal in value to the assets of the Acquired Fund that are transferred to the Acquiring Fund. The Acquiring Fund shares will then be distributed pro rata to the Acquired Fund’s shareholders and the Acquired Fund will be liquidated and dissolved. The proposed transaction for the Acquired Fund is referred to in this Proxy Statement/Prospectus as the “Transaction.”

     The Transaction, if approved for the Acquired Fund, will result in your shares of the Acquired Fund being exchanged for Acquiring Fund shares of the same class equal in value (but having a different price per share) to your shares of the Acquired Fund. This means that you will cease to be a shareholder of the Acquired Fund and will become a shareholder of the Acquiring Fund. This exchange will occur on a date agreed to by the parties to the Plan (hereafter, the “Closing Date”), which is currently expected to be in February 2008.

     For the reasons set forth below under “Reasons for the Transaction,” the Boards of Trustees of each Trust (the “Boards”) have concluded that the Transaction is in the best interests of the Acquired Fund and the Acquiring Fund. The Boards have also concluded that no dilution in value would result to the shareholders of the Acquired Fund and the Acquiring Fund as a result of the Transaction.

How do the investment objectives, strategies, and policies of the Acquired Fund and the Acquiring Fund compare?

     Like the Acquired Fund, the Acquiring Fund is a mutual fund within the Delaware Investments(R) Family of Funds (the “Delaware Companies”) that is managed by Delaware Management Company (“DMC”), a series of Delaware Management Business Trust. The investment objective of the Acquired Fund is substantially similar, but not identical, to the investment objective of the Acquiring Fund. The Acquired Fund seeks capital appreciation whereas the Acquiring Fund seeks long-term capital appreciation by investing in equity securities of companies DMC believes to have the potential for sustainable free cash flow growth. However, both Funds invest primarily in companies that DMC believes to have long-term capital appreciation potential and are expected to grow faster than the U.S. economy. Each Fund’s investment objective is non-fundamental, which means that it may be changed without prior shareholder approval.

     In addition, the investment strategies and policies of the Acquired Fund are substantially similar, but not identical, to the investment strategies and policies of the Acquiring Fund. The Acquired Fund has adopted a non-fundamental investment policy to invest, under normal circumstances, at least 80% of the Acquired Fund’s net assets in investments of large capitalization companies. The Acquiring Fund has adopted a non-fundamental investment policy to invest, under normal circumstances, at least 80% of the Acquiring Fund’s net assets in U.S. investments. Although the Acquiring Fund may invest in companies of all sizes, the Fund generally focuses on medium- and large-capitalization companies. In addition, the Acquiring Fund may invest up to 20% of the Acquiring Fund’s assets in debt securities and bonds. The Acquiring Fund may also invest in convertible bonds, preferred stocks, and convertible preferred stocks, provided that these investments, when aggregated with the Acquiring Fund’s debt securities and bonds, do not exceed 35% of the Acquiring Fund’s assets. In addition, both Funds may engage in futures and options transactions and invest up to 20% of their net assets in securities of foreign issuers. Also, each Fund may invest up to 15% (10% for the Acquiring Fund) of its net assets in illiquid securities.

     The most significant differences between the Acquired Fund’s and the Acquiring Fund’s stated investment policies are that: (1) the Acquired Fund must invest at least 80% of the Acquired Fund’s net assets in investments of large capitalization companies; and (2) the Acquiring Fund must invest at least 80% of its net assets in U.S. investments. Historically, however, both Funds have utilized similar investment strategies. DMC seeks to select securities of companies that it believes have attractive end market potential, dominant business models, and strong free cash flow generation, whose securities are attractively priced compared to their intrinsic value. DMC also considers a company’s operational efficiencies, management’s plans for capital allocation, and the company’s shareholder orientation.

     For further information about the investment objectives and policies of the Funds, see “Comparison of Investment Objectives, Strategies, Policies, and Risks” below.

What are the principal risks associated with investments in the Funds?

     As with most investments, investments in the Funds involve certain risks. There can be no guarantee against losses resulting from an investment in either Fund, nor can there be any assurance that either Fund will achieve its investment objective. Investments in the Funds involve risks such as market risk, industry and security risk, futures and options risk, foreign risk, and liquidity risk. To the extent that a Fund invests its assets in debt securities and bonds, investments in the Fund also are subject to credit risk. The risks associated with an investment in the Acquired Fund are substantially identical to the risks associated with an investment in the Acquiring Fund.

     For further information about the risks of investing in the Funds, see “Comparison of Investment Objectives, Strategies, Policies, and Risks” below.

What are the general tax consequences of the Transaction?

     It is expected that shareholders of the Acquired Fund will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares in the Acquired Fund for shares of the Acquiring Fund pursuant to the Transaction. You should, however, consult your tax adviser regarding the effect, if any, of the Transaction in light of your individual circumstances. You should also consult your tax adviser about other state and local tax consequences of the Transaction, if any, because the information about tax consequences in this document relates to the federal income tax consequences of the Transaction only. For further information about the federal income tax consequences of the Transaction, see “Information About the Transaction – What are the tax consequences of the Transaction?”

Who manages the Funds?

     The management of the business and affairs of each Fund is the responsibility of the Board of the applicable Trust. The Boards and senior management select officers who are responsible for the day-to-day operations of the Funds.

     DMC manages the assets of each Fund and makes each Fund’s investment decisions. DMC is a series of Delaware Management Business Trust, which is a subsidiary of Delaware Management Holdings, Inc., and is located at 2005 Market Street, Philadelphia, Pennsylvania 19103. DMC and its predecessors have been managing the assets of the Delaware Companies since 1938. As of June 30, 2007, DMC and its affiliates within Delaware Investments were managing, in the aggregate, more than $164 billion in assets in various institutional or separately managed investment company and insurance accounts.

     A discussion of the basis for the Boards’ approval of each Fund’s respective investment advisory contract is available in the Acquired Fund’s annual report to shareholders for the fiscal year ended September 30, 2006 and the Acquiring Fund’s annual report to shareholders for the fiscal year ended October 31, 2006.

     In addition, the portfolio managers for the Acquired Fund and the Acquiring Fund are the same. There will be no management changes involved with the proposed Transaction. As a result, the following individuals will continue to manage the Acquiring Fund after the completion of the Transaction:

     Jeffrey S. Van Harte has primary responsibility for making day-to-day investment decisions for the Acquiring Fund. In making investment decisions for the Acquiring Fund, Mr. Van Harte regularly consults with Christopher J. Bonavico, Daniel J. Prislin, and Christopher M. Ericksen.

     Jeffrey S. Van Harte, CFA, Senior Vice President, Chief Investment Officer — Focus Growth Equity

     Mr. Van Harte joined Delaware Investments in April 2005. He is the chief investment officer for the Focus Growth Equity team, responsible for large-cap growth, all-cap growth, and one smid-cap growth portfolio. Most recently, he was a principal and executive vice president at Transamerica Investment Management. Mr. Van Harte has been managing portfolios and separate accounts for more than 20 years. Before becoming a portfolio manager, Mr. Van Harte was a securities analyst and trader for Transamerica Investment Services, which he joined in 1980. Mr. Van Harte received his bachelor’s degree in finance from California State University at Fullerton.

     Christopher J. Bonavico, CFA, Vice President, Senior Portfolio Manager, Equity Analyst

     Mr. Bonavico, who joined Delaware Investments in April 2005, is a senior portfolio manager on the firm’s Focus Growth Equity team. This team is responsible for large-cap growth, all-cap growth, and one smid-cap growth portfolio. He was most recently a principal and portfolio manager at Transamerica Investment Management, where he managed sub-advised funds and institutional separate accounts. Before joining Transamerica in 1993, he was a research analyst for Salomon Brothers. Mr. Bonavico received his bachelor’s degree in economics from the University of Delaware.

     Daniel J. Prislin, CFA, Vice President, Senior Portfolio Manager, Equity Analyst

     Mr. Prislin joined Delaware Investments in April 2005 as a senior portfolio manager on the firm’s Focus Growth Equity team, which is responsible for large-cap growth, all-cap growth, and one smid-cap portfolio. He was most recently a principal and portfolio manager at Transamerica Investment Management, where he also managed sub-advised funds and institutional separate accounts. Prior to joining Transamerica in 1998, he was a portfolio manager with The Franklin Templeton Group. Mr. Prislin received an MBA and bachelor’s degree in business administration from the University of California at Berkeley.

     Christopher M. Ericksen, CFA, Vice President, Portfolio Manager, Equity Analyst

     Mr. Ericksen joined Delaware Investments in April 2005 as a portfolio manager on the firm’s Focus Growth Equity team, which is responsible for large-cap growth, all-cap growth, and one smid-cap product. He was most recently a portfolio manager at Transamerica Investment Management, where he also managed institutional separate accounts. Before joining Transamerica in 2004, he was a vice president at Goldman Sachs. During his 10 years there, he worked in investment banking as well as investment management. Mr. Ericksen received his bachelor’s degree from Carnegie Mellon University, with majors in industrial management, economics, and political science.

What are the fees and expenses of each Fund and what might they be after the Transaction?

     The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds. The sales charge structure for each Fund is identical and the operating expenses shown are based on expenses incurred during the Acquired Fund’s fiscal year ended September 30, 2006, and the Acquiring Fund’s fiscal year ended October 31, 2006, restated to reflect contractual expense changes.

FEE TABLES FOR
THE LARGE CAP GROWTH FUND AND THE U.S. GROWTH FUND

A. Class A Shares	Actual				Pro forma
			U.S.		U.S. Growth
	Large Cap		Growth		Fund –
	Growth Fund –		Fund –		Class A After
	Class A		Class A		Transaction
Shareholder Fees
(paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)	5.75%		5.75%		5.75%
Maximum Contingent Deferred Sales Charge (Load) imposed on redemptions
(as a percentage of original purchase price or redemption price,
whichever is lower)	None	(1)	None	(1)	None	(1)
Annual Fund Operating Expenses
(deducted from Fund assets)
Management Fees	0.65	%(2)	0.64	%(3)	0.64	%(3)
Distribution and Service (12b-1) Fees	0.30	%(4)	0.30	%(5)	0.30	%(5)
Total Other Expenses	0.19%		0.23%		0.20	%(6)
Total Annual Fund Operating Expenses	1.14%		1.17%		1.14%
Fee Waiver/Expense Reimbursement	(0.05%)		(0.17%)		(0.14%)
Net Expenses	1.09%		1.00%		1.00%

B. Class B Shares					Pro forma
	Actual				U.S. Growth
	Large Cap		U.S. Growth		Fund –
	Growth Fund –		Fund –		Class B After
	Class B		Class B		Transaction
Shareholder Fees
(paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)	None		None		None
Maximum Contingent Deferred Sales Charge (Load) imposed on redemptions
(as a percentage of original purchase price or redemption price,
whichever is lower)	4.00	%(7)	4.00	%(7)	4.00	%(7)
Annual Fund Operating Expenses
(deducted from Fund assets)	0.65	%(2)	0.64	%(3)	0.64	%(3)
Management Fees	1.00%		1.00%		1.00%
Distribution and Service (12b-1) Fees	0.19%		0.23%		0.20	%(6)
Total Other Expenses	1.84%		1.87%		1.84%
Total Annual Fund Operating Expenses	(0.00%)		(0.12%)		(0.09%)
Fee Waiver/Expense Reimbursement	1.84%		1.75%		1.75%
Net Expenses

C. Class C Shares					Pro forma
	Actual				U.S. Growth
	Large Cap		U.S. Growth		Fund –
	Growth Fund –		Fund –		Class C After
	Class C		Class C		Transaction
Shareholder Fees
(paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)	None		None		None
Maximum Contingent Deferred Sales Charge (Load) imposed on redemptions
(as a percentage of original purchase price or redemption price,
whichever is lower)	1.00	%(8)	1.00	%(8)	1.00	%(8)
Annual Fund Operating Expenses
(deducted from Fund assets)
Management Fees	0.65	%(2)	0.64	%(3)	0.64	%(3)
Distribution and Service (12b-1) Fees	1.00%		1.00%		1.00%
Total Other Expenses	0.19%		0.23%		0.20	%(6)
Total Annual Fund Operating Expenses	1.84%		1.87%		1.84%
Fee Waiver/Expense Reimbursement	(0.00%)		(0.12%)		(0.09%)
Net Expenses	1.84%		1.75%		1.75%

D. Institutional Class Shares					Pro forma
	Actual				U.S. Growth
	Large Cap		U.S. Growth		Fund –
	Growth Fund –		Fund –		Institutional
	Institutional		Institutional		Class After
	Class		Class		Transaction
Shareholder Fees
(paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)	None		None		None
Maximum Contingent Deferred Sales Charge (Load) imposed on redemptions
(as a percentage of original purchase price or redemption price,
whichever is lower)	None		None		None
Annual Fund Operating Expenses
(deducted from Fund assets)
Management Fees	0.65	%(2)	0.64	%(3)	0.64	%(3)
Distribution and Service (12b-1) Fees	0.00%		0.00%		0.00%
Total Other Expenses	0.19%		0.23%		0.20	%(6)
Total Annual Fund Operating Expenses	0.84%		0.87%		0.84%
Fee Waiver/Expense Reimbursement	(0.00%)		(0.12%)		(0.09%)
Net Expenses	0.84%		0.75%		0.75%
____________________

(1)	A purchase of Class A shares of $1 million or more may be made at net asset value (“NAV”). However, if you buy the shares through a financial advisor who is paid a commission, a contingent deferred sales charge (“CDSC”) will apply to redemptions made within two years of purchase. Additional Class A purchase options that involve a CDSC may be permitted from time to time and will be disclosed in the Prospectus if they are available.

(2)	DMC has agreed to voluntarily waive all or a portion of its investment advisory fees and/or reimburse expenses through January 31, 2008 in order to prevent total annual fund operating expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations (collectively, “non-routine expenses”)) from exceeding, in an aggregate amount, 0.75% of the Fund’s average daily net assets. For purposes of these waivers and reimbursements, non-routine expenses may also include such additional costs and expenses as may be agreed upon from time to time by the Fund’s Board and DMC. These expense waivers and reimbursements apply only to expenses paid directly by the Fund. The Net Expenses figure in the tables above do not reflect this voluntary waiver. With this voluntary waiver, the Net Expenses for Class A shares, Class B shares, Class C shares and Institutional Class shares would be 1.00%, 1.75%, 1.75% and 0.75%, respectively.

(3)	DMC has contracted to waive all or a portion of its investment advisory fees and/or reimburse expenses from March 1, 2007 through February 28, 2009 in order to prevent total annual fund operating expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses (as defined above)) from exceeding, in an aggregate amount, 0.75% of the Fund’s average daily net assets. For purposes of these waivers and reimbursements, non-routine expenses may also include such additional costs and expenses as may be agreed upon from time to time by the Fund’s Board and DMC. These expense waivers and reimbursements apply only to expenses paid directly by the Fund.

(4)	Delaware Distributors, L.P. (“DDLP”) has contracted to limit the Class A shares’ 12b-1 fees through January 31, 2008 to no more than 0.25% of the Fund’s average daily net assets.

(5)	Effective September 1, 2007, the Fund’s 12b-1 fees for Class A shares has been permanently reduced to 0.30%. In addition, DDLP has contracted to limit the Class A shares’ 12b-1 fees from September 1, 2007 through February 28, 2009 to no more than 0.25% of the Fund’s average daily net assets.

(6)	Included in “Total Other Expenses” are the one-time estimated costs of the reorganization, which are anticipated to total $88,897, of which $26,669 is applicable to the Acquiring Fund. The costs of the Transaction are not subject to the fee waiver described in footnote 3 above.

(7)	If you redeem Class B shares during the first year after you buy them, you will pay a CDSC of 4.00%, which declines to 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year, and 0% thereafter.

(8)	Class C shares redeemed within one year of purchase are subject to a 1.00% CDSC.

Examples

     These examples are intended to help you compare the costs of investing in Large Cap Growth Fund shares with the cost of investing in U.S. Growth Fund shares of the comparable class, both before and after the Transaction. You can also use these examples to compare the costs of these Funds with the costs of other mutual funds with similar investment objectives. The cumulative amount of Fund expenses is shown on a hypothetical investment of $10,000 in the Large Cap Growth Fund and the U.S. Growth Fund for the time periods indicated and then the sale of your shares at the end of those periods. The examples assume a 5% return each year.1 These are examples only and do not represent future expenses, which may be greater or less than those shown below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class A Shares	1 Year	3 Years	5 Years	10 Years
Large Cap Growth Fund	$680	$902	$1,141	$1,827
U.S. Growth Fund	$671	$898	$1,166	$1,930
Pro forma U.S. Growth Fund (after the Transaction)	$671	$890	$1,140	$1,857

Class B Shares(2)	1 Year	3 Years	5 Years	10 Years
Large Cap Growth Fund	$587	$854	$1,221	$1,962
U.S. Growth Fund	$578	$839	$1,213	$2,000
Pro forma U.S. Growth Fund (after the Transaction)	$578	$836	$1,203	$1,960

Class C Shares	1 Year	3 Years	5 Years	10 Years
Large Cap Growth Fund	$287	$579	$996	$2,159
U.S. Growth Fund	$278	$564	$988	$2,170
Pro forma U.S. Growth Fund (after the Transaction)	$278	$561	$978	$2,143

Institutional Class Shares	1 Year	3 Years	5 Years	10 Years
Large Cap Growth Fund	$86	$268	$465	$1,037
U.S. Growth Fund	$77	$253	$458	$1,050
Pro forma U.S. Growth Fund (after the Transaction)	$77	$250	$448	$1,020

     You would pay the following expenses on the same investment if you did not sell your shares:

Class B Shares(2)	1 Year	3 Years	5 Years	10 Years
Large Cap Growth Fund	$187	$579	$996	$1,962
U.S. Growth Fund	$178	$564	$988	$2,000
Pro forma U.S. Growth Fund (after the Transaction)	$178	$561	$978	$1,960

Class C Shares	1 Year	3 Years	5 Years	10 Years
Large Cap Growth Fund	$187	$579	$996	$2,159
U.S. Growth Fund	$178	$564	$988	$2,170
Pro forma U.S. Growth Fund (after the Transaction)	$178	$561	$978	$2,143
____________________

(1)	Each Fund’s actual rate of return may be greater or less than the hypothetical 5% return we used here. This example reflects the net operating expenses with the contractual fee waivers and expense limits for the periods during which such waivers and expense limits are in effect and the total operating expenses without the fee waivers and expense limits thereafter.

(2)	The Class B example reflects the conversion of Class B shares to Class A shares after eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

     These are just examples. They do not represent past or future expenses or returns. Each of the Funds pays its own operating expenses. The effects of these expenses are reflected in the net asset value and are not directly charged to your account. The expenses of each of the Funds are comprised of expenses attributable to each Fund, respectively, as well as expenses not attributable to any particular series of that Trust that are allocated among the various series of the Trust.

How do the performance records of the Funds compare?

     As described under the section “Reasons for the Transaction,” the Boards considered a number of factors when reviewing the Plan and considering the proposed Transaction. The performance history of the Funds (before taxes and without sales charges) as of June 30, 2007 is shown below:

	Average Annual Total Returns
				10 Years or Since
Fund and Class	1 Year	3 Years	5 Years	Inception(1)
Large Cap Growth Fund – Class A	8.71%	6.04%	7.02%	0.32%
U.S. Growth Fund – Class A	9.71%	8.87%	6.10%	4.48%
Large Cap Growth Fund – Class B	8.01%	5.28%	6.25%	N/A
U.S. Growth Fund – Class B	8.96%	8.11%	5.37%	3.88%
Large Cap Growth Fund – Class C	8.00%	5.27%	6.28%	N/A
U.S. Growth Fund – Class C	8.98%	8.11%	5.36%	3.78%
Large Cap Growth Fund – Institutional Class	9.15%	6.32%	7.32%	0.46%
U.S. Growth Fund – Institutional Class	10.08%	9.21%	6.42%	4.79%
____________________

(1)	Since inception returns are shown if the class existed for less than 10 years. The Large Cap Growth Fund’s Class A shares and Institutional Class shares and U.S. Growth Fund’s Class A shares, Class B shares, Class C shares, and Institutional Class shares commenced operations more than 10 years ago. The inception date for the Large Cap Growth Fund’s Class B shares and Class C shares was April 30, 2002.

Where can I find more financial information about the Funds?

     Each Fund’s annual report, which is included with the Statement of Additional Information, contains a discussion of each Fund’s performance during the past fiscal year and show per share information for each of the past five fiscal years. In addition, the Acquired Fund’s semiannual report is included with the Statement of Additional Information and the Acquiring Fund Semiannual Report accompanies this Proxy Statement/Prospectus. These documents also are available upon request. (See “More Information About the Funds” below.) The Fund Prospectus also contains further financial information about the Acquiring Fund.

What are other key features of the Funds?

     Investment Management Fees. DMC is the investment manager of each Fund. DMC has entered into separate investment management agreements relating to each Fund that provide for reductions in the fee rate for a Fund as the assets of the Fund increase. The Funds have the same investment management fee schedule, which is:

Investment Management Fee 0.65% on the first $500 million; 0.60% on the next $500 million; 0.55% on the next $1.5 billion; and 0.50% on assets in excess of $2.5 billion

     DMC has contracted to waive that portion, if any, of the annual management fees payable by each Fund and to pay certain expenses of each Fund for the period through January 31, 2008 (for the Acquired Fund) and February 28, 2009 (for the Acquiring Fund) to the extent necessary to limit the total operating expenses of each Fund to the levels described in the Fee Tables above.

     Distribution Services. Pursuant to underwriting agreements relating to the Funds, Delaware Distributors, L.P. (“DDLP”), 2005 Market Street, Philadelphia, Pennsylvania 19103, serves as the national distributor for the shares of the Funds. DDLP pays the expenses of the promotion and distribution of the Funds’ shares, except for payments by the Funds on behalf of Class A shares, Class B shares, and Class C shares under their respective 12b-1 Plans. DDLP is an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc. and an affiliate of DMC.

     Pursuant to a contractual arrangement with DDLP, Lincoln Financial Distributors, Inc. (“LFD”), 2001 Market Street, Philadelphia, Pennsylvania 19103-7055, is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisors, and other financial intermediaries. LFD is also an affiliate of DDLP and DMC.

     Rule 12b-1 Plans. The Funds have adopted a separate distribution plan or “Rule 12b-1 Plan” for each of its Class A shares, Class B shares, and Class C shares (collectively, the “Rule 12b-1 Plans” and, each individually, a “Rule 12b-1 Plan”).

     Each Rule 12b-1 Plan permits the relevant Fund to pay out of the assets of the Class A shares, Class B shares, and Class C shares, as applicable, monthly fees to DDLP for its services and expenses in distributing and promoting shares of such classes. These expenses may include, among others, preparing and distributing advertisements, sales literature and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into dealer agreements with DDLP. The Rule 12b-1 Plan expenses relating to Class B shares and Class C shares are also used to pay DDLP for advancing the commission costs to dealers with respect to the initial sale of such Class B and Class C shares. In addition, each Fund’s Rule 12b-1 Plan permits the relevant Fund to make payments out of the assets of the Class A shares, Class B shares, and Class C shares to other unaffiliated parties, such as banks, who either aid in the distribution of shares of, or provide services to, such Classes.

     The maximum aggregate annual fee payable by a Fund under its Rule 12b-1 Plans and a Fund’s Distribution Agreement is, on an annual basis: up to 0.30% (currently contractually limited by DDLP to 0.25% through January 31, 2008) of the Large Cap Growth Fund’s average daily net assets of Class A shares and up to 0.30% (currently contractually limited by DDLP to 0.25% through February 28, 2009) of the U.S. Growth Fund’s average daily net assets of Class A shares; and up to 1.00% (0.25% of which are service fees to be paid to DDLP, dealers, and others for providing personal service and/or maintaining shareholder accounts) of Class B shares’ and Class C shares’ average daily net assets. The Boards may reduce these amounts at any time.

     Purchase, Exchange, and Redemption Procedures. Procedures for the purchase, exchange and redemption of each Fund’s shares are identical. You may refer to the Fund Prospectus under the section entitled “About Your Account” for the purchase, exchange, and redemption procedures applicable to the purchases, exchanges, and redemptions of the Acquiring Fund’s shares.

     Dividends, Distributions, and Taxes. Each Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends annually. Each Fund will also distribute net realized capital gains, if any, at least annually. For more information about dividends, distributions and the tax implications of investing in the Acquiring Fund, please see the Fund Prospectus under the section entitled “About Your Account—Dividends, distributions, and taxes.”

REASONS FOR THE TRANSACTION

     Based on the considerations described below, the Boards, including the trustees who are deemed to be independent trustees (each, an “Independent Trustee” and, collectively, the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), on behalf of the Acquired Fund and the Acquiring Fund, have determined that the Transaction would be in the best interests of the Acquired Fund and the Acquiring Fund and that the interests of the Acquired Fund’s and the Acquiring Fund’s existing shareholders would not be diluted as a result of the Transaction.

     At a meeting of the Boards for the Trusts held on August 15-16, 2007, DMC presented the Plan to the Trustees and provided the Trustees with data and analysis regarding the proposed Transaction. At the meeting, the Boards considered a number of factors, including the following:

  The compatibility of the Acquired Fund’s investment objective, policies, and restrictions with the investment objective, policies, and restrictions of the Acquiring Fund;

  The relative investment performance of the Funds;

  The relative size of the Acquired Fund as compared to the Acquiring Fund both before and after the Transaction;

  The relative past and current growth in assets of the Funds and the anticipated future inability of the Acquired Fund to achieve satisfactory asset growth as analyzed by DDLP as the Fund’s distributor;

  The relative expense ratios of the Funds and the anticipated impact of the proposed Transaction on the expense ratios of the Acquiring Fund both before and after expense caps and fee waivers;

  The proposal of DMC to waive all or a portion of its investment advisory fees and/or reimburse expenses through February 28, 2009 in order to prevent total annual fund operating expenses (excluding certain expenses as described below) from exceeding 0.75% of the Acquiring Fund’s average daily net assets;

  The proposal of DDLP to limit 12b-1 fees for the Acquiring Fund’s Class A shares to no more than 0.25% through February 28, 2009;

  The anticipated federal income tax consequences of the Transaction with respect to each Fund and its shareholders;

  The Transaction will not result in any limitation on the use by the Acquiring Fund of its capital loss carryforwards and as a result, shareholders of the Acquiring Fund, including former Acquired Fund shareholders, may benefit from these capital loss carryforwards, which may be used to offset future capital gains;

  The portfolio management team that manages the Acquired Fund and Acquiring Fund are identical;

  The estimated costs of the Transaction and the extent to which the Funds would bear such costs; and

  The potential benefits of the proposed Transaction for the shareholders of the Acquired Fund and the Acquiring Fund.

     The Boards noted that the investment objective for the Acquired Fund is substantially similar to the investment objective of the Acquiring Fund. The Boards considered that the portfolio of the Acquired Fund has historically been managed in substantially the same manner (and has substantially similar holdings) as the portfolio of the Acquiring Fund, which should allow for a relatively smooth transition for shareholders of the Acquired Fund should the proposed Transaction be approved. The materials provided to the Boards also explained that the investment strategies and policies of the Acquired Fund are substantially similar to the investment strategies and policies of the Acquiring Fund.

     With respect to performance, the materials provided to the Boards showed that the Acquired Fund’s Class A shares had stronger performance than the Acquiring Fund’s Class A shares over the trailing five-year period; however, the Acquiring Fund’s Class A shares had a stronger performance record for the trailing one-, three-, and 10-year periods (through June 30, 2007). In addition, over the trailing one-, three-, and 10-year periods, the Acquiring Fund had a stronger performance percentile rank relative to its Lipper peer group (Large Cap Growth Funds) than the Acquired Fund.

     The Boards also considered sales and redemption data and relative asset growth for each Fund as presented by DDLP. The information provided to the Boards indicated that the Acquired Fund had positive net cash flow for the year ended December 31, 2005, but experienced negative net cash flows during the year ended December 31, 2006 and the year to date as of May 31, 2007, while the Acquiring Fund had positive net cash flows during the same periods.

     In deciding whether to recommend approval of the Transaction to shareholders, the Boards also considered the fees and expense ratios of the Acquiring Fund and the Acquired Fund and the impact of existing and proposed contractual fee waivers on such expense ratios. The Boards considered the potential benefits afforded by a larger fund through economies of scale from the spreading of fixed costs over a larger asset base and by reaching or utilizing, to a greater extent, breakpoints in investment management fees, although there can be no assurance that operational savings will be realized. At the Board meeting, DMC informed the Boards that, with the contractual fee waivers and expense limitations currently in place at that time, the net expenses for the Acquiring Fund are equal to the net expenses of the Acquired Fund on Class B, Class C, and Institutional Class shares, however, the Acquired Fund’s net expenses are lower than the Acquiring Fund’s net expenses on Class A shares. The Boards also considered the proposal of DMC to waive all or a portion of its investment advisory fees and/or reimburse expenses through February 28, 2009 in order to prevent total annual fund operating expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses (as defined above), from exceeding 0.75% of the Acquiring Fund’s average daily net assets. In addition, the Boards considered the proposal of DDLP to limit 12b-1 fees for the Acquiring Fund’s Class A shares to no more than 0.25% through February 28, 2009. As a result of DMC’s and DDLP’s proposed waivers, reimbursements and/or limitations, as the case may be, the Board noted that the pro forma net expenses of the Acquiring Fund after the Transaction will be equal to the net expenses of the Acquired Fund for all share classes.

     DMC informed the Boards that the Transaction will be structured as a tax-free reorganization. DMC also informed the Boards as to the cost of the Transaction, including the costs associated with the solicitation of proxies. The Boards considered that the expenses of the Transaction would be shared as follows: 40% by DMC, 30% by the Acquired Fund, and 30% by the Acquiring Fund.

     The Boards approved the Plan, concluding that the Transaction is in the best interests of the Acquired Fund and the Acquiring Fund and that no dilution of value would result to the shareholders of either Fund from the Transaction. The Board of Delaware Group Equity Funds IV then decided to recommend that shareholders of the Acquired Fund vote to approve the Transaction. The Trustees approving the Plan and making the foregoing determinations included all of the Independent Trustees.

FOR THE REASONS DISCUSSED ABOVE, THE BOARD OF TRUSTEES OF DELAWARE GROUP
EQUITY FUNDS IV, ON BEHALF OF THE ACQUIRED FUND, UNANIMOUSLY RECOMMENDS
THAT YOU VOTE FOR THE PROPOSAL.

     If the shareholders of the Acquired Fund do not approve the Plan, the Board of Delaware Group Equity Funds IV may consider other possible courses of action for the Acquired Fund, including liquidation and dissolution.

INFORMATION ABOUT THE TRANSACTION AND THE PLAN

     This is only a summary of the Plan. You should read the actual Plan relating to the Transaction, which is attached as Exhibit A to this Proxy Statement/Prospectus and is incorporated herein by reference.

How will the Transaction be carried out?

     If the shareholders of the Acquired Fund approve the Plan, the Transaction will take place after the parties to the Plan satisfy various conditions.

     If the shareholders of the Acquired Fund approve the Plan, the Acquired Fund will deliver to the Acquiring Fund substantially all of its property, assets, and goodwill on the Closing Date. In exchange, Delaware Group Equity Funds IV, on behalf of the Acquired Fund, will receive the Acquiring Fund’s shares to be distributed pro rata to the Acquired Fund’s shareholders. The value of the assets to be delivered to the Acquiring Fund shall be the value of such assets computed as of the close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern Time) on the last business day prior to the Closing Date. A business day is any day that the NYSE is open for business (“Business Day”).

     If the Transaction is approved, the stock transfer books of the Acquired Fund will be permanently closed as of the close of business of the NYSE on the Business Day before the Closing Date. The Acquired Fund will accept requests for redemption only if received in proper form before that time. Requests received after that time will be considered requests to redeem shares of the Acquiring Fund.

     To the extent permitted by law, the Plan may be amended without shareholder approval at the direction of the Boards. The respective Board may also agree to terminate and abandon the Transaction at any time before or after the approval of shareholders of the Acquired Fund or may terminate and abandon the Transaction if certain conditions required under the Plan have not been satisfied.

Who will pay the expenses of the Transaction?

     The expenses resulting from the Acquired Fund’s participation in the Transaction, including solicitation of proxies, will be shared by the following parties in the percentages indicated: 30% by the Acquired Fund, 30% by the Acquiring Fund, and 40% by DMC. The Funds will bear these Transaction costs without regard to any of the expense limits noted above.

What are the tax consequences of the Transaction?

     The Transaction is intended to qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”). Based on certain assumptions made and representations to be made on behalf of the Acquired Fund and the Acquiring Fund, it is expected that Stradley Ronon Stevens & Young, LLP will provide a legal opinion that, for federal income tax purposes:(i) shareholders of the Acquired Fund will not recognize any gain or loss as a result of the exchange of their shares of the Acquired Fund for shares of the Acquiring Fund; and (ii) the Acquiring Fund and its shareholders will not recognize any gain or loss upon receipt of the Acquired Fund’s assets.

     Capital losses can generally be carried forward to each of the eight (8) years succeeding the loss year to offset future capital gains. The Acquired Fund did not have any capital loss carryforwards as of September 30, 2006, its latest fiscal year end; however, the Acquiring Fund had capital loss carryforwards totaling $93,211,996, as of October 31, 2006, its latest fiscal year end. The Transaction will not result in any limitation on the use by the Acquiring Fund of its capital loss carryforwards. Shareholders of the Acquiring Fund, including former Acquired Fund shareholders, may benefit from these capital loss carryforwards, which may be used to offset future capital gains.

     After the Transaction, you will continue to be responsible for tracking the adjusted tax basis and holding period for your shares for federal income tax purposes. You should consult your tax adviser regarding the effect, if any, of the Transaction in light of your individual circumstances. You should also consult your tax adviser about the state and local tax consequences, if any, of the Transaction because this discussion only relates to the federal income tax consequences.

What should I know about shares of the Acquiring Fund?

     If the Transaction is approved for the Acquired Fund, full and fractional shares of the Acquiring Fund will be distributed to shareholders of the Acquired Fund in accordance with the procedures described above. When issued, each share will be validly issued and fully paid and non-assessable. The shares of the Acquiring Fund will be recorded electronically in each shareholder’s account. The Acquiring Fund will then send a confirmation to each shareholder. As of the Closing Date, any outstanding certificates, if any, representing shares of the Acquired Fund will be cancelled.

     The Acquiring Fund shares to be issued in the Transaction have the same rights and privileges as your Acquired Fund shares. For example, all shares have non-cumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board. If this happens, holders of the remaining shares voting will not be able to elect any trustees.

     Like the Acquired Fund, the Acquiring Fund does not routinely hold annual meetings of shareholders. The Acquiring Fund may hold special meetings for matters requiring shareholder approval. A meeting of the Acquiring Fund’s shareholders may also be called at any time by the Board or by the chairperson of the Board or by the president.

     For purposes of calculating any applicable contingent deferred sales charges, the period you have held your shares in the Acquired Fund will be counted toward, and carried over as, the holding period of the shares you receive in the Acquiring Fund as part of the Transaction.

What are the capitalizations of the Funds and what might the capitalization be after the Transaction?

     The following table sets forth, as of September 30, 2007, the separate capitalizations of the Acquiring Fund and the Acquired Fund, and the estimated capitalization of the Acquiring Fund as adjusted to give effect to the proposed Transaction. The capitalization of the Acquiring Fund is likely to be different if and when the Transaction is actually consummated.

				Acquiring Fund
	Acquired	Acquiring	Pro Forma Adjustments	after Transaction
	Fund	Fund	to Capitalization(1)	(estimated)
	(unaudited)	(unaudited)		(unaudited)
Net assets (all classes)	$41,370,080	$881,284,525	($53,338)	$922,601,267
Total shares outstanding	5,298,990	55,877,918
Class A net assets	$8,355,065	$189,390,380	($11,117)	$197,734,328
Class A shares outstanding	1,069,033	12,415,831		12,963,226
Class A net asset value per share	$7.82	$15.25		$15.25
Class B net assets	$1,679,804	$18,988,430	($1,658)	$20,666,576
Class B shares outstanding	222,474	1,393,154		1,516,323
Class B net asset value per share	$7.55	$13.63		$13.63
Class C net assets	$4,068,999	$23,448,210	($3,332)	$27,513,877
Class C shares outstanding	538,350	1,587,262		1,862,532
Class C net asset value per share	$7.56	$14.77		$14.77
Class R net assets(2)	$0	$1,243,724	($38)	$1,243,686
Class R shares outstanding(2)	—	82,339		82,339
Class R net asset value per share(2)	—	$15.10		$15.10
Institutional Class net assets	$27,266,212	$648,213,781	($37,193)	$675,442,800
Institutional Class shares outstanding	3,469,133	40,399,332		42,097,630
Institutional Class net asset value per share	$7.86	$16.05		$16.04
____________________

(1)	The adjustments reflect the costs of the Transaction incurred by each Fund.

(2)	Class R shares of the Acquiring Fund will not be issued in connection with the Transaction because the Acquired Fund currently has no Class R shares outstanding.

COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES,
POLICIES, AND RISKS

     This section describes the investment objectives, principal investment strategies, and the key investment policies of the Funds, and certain noteworthy differences between such objectives, strategies, and policies, as well as the risks associated with such objectives, strategies, and policies. For a complete description of the Acquiring Fund’s investment strategies, policies, and risks, you should read the Fund Prospectus, which is included with this Proxy Statement/Prospectus.

Are there any significant differences between the investment objectives of the Acquired Fund and the Acquiring Fund?

     The investment objective of the Acquired Fund is substantially similar, but not identical, to the investment objective of the Acquiring Fund. The Acquired Fund seeks capital appreciation whereas the Acquiring Fund seeks long-term capital appreciation by investing in equity securities of companies believed to have the potential for sustainable free cash flow growth. Each Fund’s investment objective is non-fundamental and may be changed without prior shareholder approval.

Are there any significant differences between the investment strategies and policies of the Acquired Fund and the Acquiring Fund?

     The investment strategies and policies of the Acquired Fund are substantially similar, but not identical, to the investment strategies and policies of the Acquiring Fund. The Acquired Fund has adopted a non-fundamental investment policy to invest, under normal circumstances, at least 80% of the Acquired Fund’s net assets in investments of large capitalization companies (the “80% policy”).

     The Acquired Fund invests primarily in common stocks of growth-oriented companies that DMC believes have long-term capital appreciation potential and are expected to grow faster than the U.S. economy. For purposes of the Acquired Fund, DMC currently defines large capitalization companies as those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies in the Russell 1000® Growth Index. While the market capitalization of companies in the Russell 1000® Growth Index ranged from approximately $1.16 billion to approximately $482.94 billion as of August 31, 2007, DMC will normally invest in common stocks of companies with market capitalizations of at least $3 billion at the time of purchase. With respect to the Acquired Fund, using a bottom up approach, DMC seeks to select securities of companies that it believes have attractive end market potential, dominant business models, and strong free cash flow generation, whose securities are attractively priced compared to their intrinsic value. DMC also considers a company’s operational efficiencies, management’s plans for capital allocation, and the company’s shareholder orientation. In addition, the Acquired Fund may engage in futures and options transactions and invest up to 20% of its net assets in securities of foreign issuers. Also, the Acquired Fund may invest up to 15% of its net assets in illiquid securities.

     The Acquiring Fund has adopted a non-fundamental investment policy to invest, under normal circumstances, at least 80% of the Acquiring Fund’s net assets in U.S. investments (the “80% policy”). Although the Acquiring Fund may invest in companies of all sizes, the Fund generally focuses on medium- and large-capitalization companies. In addition, the Acquiring Fund may also invest up to 20% of the Acquiring Fund’s assets in debt securities and bonds. The Acquiring Fund may also invest in convertible bonds, preferred stocks, and convertible preferred stocks, provided that these investments, when aggregated with the Acquiring Fund’s debt securities and bonds, do not exceed 35% of the Acquiring Fund’s assets. In addition, the Acquiring Fund may engage in futures and options transactions and invest up to 20% of its net assets in securities of foreign issuers. Also, the Acquiring Fund may invest up to 10% of its net assets in illiquid securities.

     The Acquiring Fund invests primarily in common stocks. The Fund invests primarily in companies that DMC believes have long-term capital appreciation potential and are expected to grow faster than the U.S. economy. Using a bottom up approach, DMC seeks to select securities it believes have large-end market potential, dominant business models, and strong free cash flow generation, whose securities are attractively priced compared to their intrinsic value. DMC also consider a company’s operational efficiencies, management’s plans for capital allocation, and the company’s shareholder orientation. All of these factors give DMC insight into the outlook for a company, helping identify companies poised for sustainable free cash flow growth. DMC believes that sustainable free cash flow growth, if it occurs, may result in price appreciation for the company’s stock. Whether companies provide dividend income and the amount of income they provide will not be a primary factor in the Acquiring Fund’s selection decisions. DMC may sell a security if it no longer believes that security is likely to contribute to meeting the investment objective of the Acquiring Fund or if there are other opportunities that appear more attractive.

     Each Fund’s 80% policy described above is not a fundamental investment policy and can be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

     The most significant differences between the Acquired Fund’s and the Acquiring Fund’s stated investment policies are that: (1) the Acquired Fund must invest at least 80% of the Acquired Fund’s net assets in investments of large capitalization companies; and (2) the Acquiring Fund must invest at least 80% of its net assets in U.S. investments. Historically, however, both Funds have utilized similar investment strategies. DMC seeks to select securities of companies that it believes have attractive end market potential, dominant business models, and strong free cash flow generation, whose securities are attractively priced compared to their intrinsic value. It also considers a company’s operational efficiencies, management’s plans for capital allocation, and the company’s shareholder orientation.

     Finally, both Funds are managed by the same portfolio management team.

How do the fundamental investment restrictions of the Funds differ?

     The Funds have adopted substantially similar fundamental investment restrictions. A Fund may not change any of its fundamental investment restrictions without a prior Majority Vote (as defined below) of its shareholders. The Acquiring Fund’s fundamental investment restrictions are listed in the Acquiring Fund’s Statement of Additional Information dated February 28, 2007 related to the Fund Prospectus, which is incorporated by reference into the Statement of Additional Information relating to this Prospectus/ Proxy Statement and is available upon request.

What are the risk factors associated with investments in the Funds?

     Like all investments, an investment in each Fund involves risk. There is no assurance that a Fund will meet its investment objective. A Fund’s ability to achieve its investment objective will depend, among other things, on the portfolio managers’ analytical and portfolio management skills. As with most investments in mutual funds, the best results are achieved when investments in the Funds are held for a number of years.

     Investments in the Funds are subject to several risks, which are summarized below.

     Market risk. Market risk is the risk that all or a majority of the securities in a certain market – like the stock or bond market – will decline in value because of economic conditions, future expectations, or investor confidence.

     Industry and security risk. Industry risk is the risk that the value of the securities in a particular industry will decline because of changing expectations for the performance of that industry. Security risk is the risk that the value of an individual stock or bond will decline because of changing expectations for the performance of the individual company issuing the stock or bond.

     Futures and options risk. Futures and options risk is the possibility that a Fund may experience a loss if it employs an options or futures strategy related to a security or a market index and that security or index moves in the opposite direction from what DMC anticipated. Futures and options also involve additional expenses, which could reduce any benefit or increase any loss that a Fund gains from using the strategy.

     Foreign risk. Foreign risk is the risk that foreign securities may be adversely affected by political instability, changes in currency exchange rates, foreign economic conditions, or inadequate regulatory and accounting standards.

     Liquidity risk. Liquidity risk is the possibility that securities cannot be readily sold, within seven days, at approximately the price at which a Fund has valued them.

     Credit risk. Credit risk is the possibility that a bond’s issuer (or an entity that insures the bond) will be unable to make timely payments of interest and principal. Bonds rated below investment grade are particularly subject to this risk.

What vote is necessary to approve the Plan?

     Required Vote. Provided that “Quorum” requirements (as defined below) have been satisfied, the Plan must be approved by a Majority Vote, meaning the affirmative vote of the lesser of: (1) more than 50% of the outstanding voting securities of the Acquired Fund; or (2) 67% or more of the voting securities of the Acquired Fund present at the Meeting if the holders of more than 50% of the Acquired Fund’s outstanding voting securities are present or represented by proxy. With respect to the Acquired Fund, “Quorum” means one-third (33 1/3%) of the shares entitled to vote at the Meeting are present in person or represented by proxy at the Meeting.

MORE INFORMATION ABOUT THE FUNDS

     Administration and Transfer Agency Services. Delaware Service Company, Inc. (“DSC”), 2005 Market Street, Philadelphia, Pennsylvania 19103, an affiliate of DMC, acts as the administrator and shareholder servicing, dividend disbursing, and transfer agent for each Fund and for other mutual funds in the Delaware Companies. For its transfer agency, shareholder servicing, and dividend disbursing services, DSC is paid an annual per account charge of $27.00 for each open account and $10.00 for each closed account on its records and each account held on a sub-accounting system maintained by firms that hold accounts on an omnibus basis. These fees are charged to each Fund on a pro rata basis.

     Custodial Services. Mellon Bank, N.A. (“Mellon”), is the custodian of the securities and other assets of the Funds. The main office of Mellon is One Mellon Center, Pittsburgh, PA 15285.

     Fund Accounting Services. Effective October 1, 2007, Mellon provides fund accounting and financial administration services to each Fund. Those services include performing functions related to calculating each Fund’s NAV and providing financial reporting information, regulatory compliance testing and other related accounting services. For these services, each Fund pays Mellon an asset-based fee, subject to certain fee minimums, plus certain out-of-pocket expenses and transactional charges. Effective October 1, 2007, DSC provides fund accounting and financial administration oversight services to the Funds. Those services include overseeing the

Funds’ pricing process, the calculation and payment of fund expenses, and financial reporting in shareholder reports, registration statements and other regulatory filings. DSC also manages the process for the payment of dividends and distributions and the dissemination of Fund NAVs and performance data. For these services, each Fund pays DSC an asset-based fee, plus certain out-of-pocket expenses and transactional charges. The fees payable to Mellon and DSC under the service agreements described above will be allocated among all Funds in the Delaware Investments ® Family of Funds on a relative net asset value basis. Prior to October 1, 2007, DSC provided fund accounting and financial administration services to the Funds at an annual rate of 0.04% of each Fund’s average daily net assets.

     Additional Information. More information about the Acquiring Fund is included in: (i) the Fund Prospectus, which is included with and considered a part of this Proxy Statement/Prospectus; (ii) its Statement of Additional Information dated February 28, 2007, as amended to date, related to the Fund Prospectus; (iii) the Statement of Additional Information dated October 24, 2007 (relating to this Proxy Statement/Prospectus), which is incorporated by reference herein; (iv) the Acquiring Fund’s annual report to shareholders for the year ended October 31, 2006 (and October 31, 2007, when available) (“Annual Report”); and (v) the Acquiring Fund Semiannual Report, which is included with and considered a part of this Proxy Statement/Prospectus. You may request free copies of the Statements of Additional Information (including any supplements), the Annual Report, and/or Acquiring Fund Semiannual Report, which have been (or will be) filed with the SEC, by calling 800 523-1918 or by writing to the Trust at Attention: Account Services, P.O. Box 219656, Kansas City, MO 64121-9656 by regular mail or 430 W. 7th Street, Kansas City, MO 64105 by overnight courier service.

     This Proxy Statement/Prospectus, which constitutes part of a Registration Statement filed by the Acquiring Fund with the SEC under the Securities Act of 1933, as amended, omits certain information contained in such Registration Statement. Reference is hereby made to the Registration Statement and to the exhibits and amendments thereto for further information with respect to the Acquiring Fund and the shares it offers. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents, and each such statement is qualified in its entirety by reference to the copy of the applicable document filed with the SEC.

     Each Fund also files proxy materials, reports, and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act. These materials can be inspected and copied at the public reference facilities maintained by the SEC, 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Also, copies of such material can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549, at prescribed rates or from the SEC’s Web site at www.sec.gov. To request information regarding the Funds, you may also send an e-mail to the SEC at publicinfo@sec.gov.

VOTING INFORMATION

How will the shareholder voting be handled?

     Only shareholders of record of the Acquired Fund at the close of business on September 21, 2007 (the “Record Date”), will be entitled to notice of and to vote at the Meeting on the matters described in this Proxy Statement/Prospectus, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold. If sufficient votes to approve the Proposal are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of proxies. A majority of the votes cast by shareholders of the Acquired Fund present in person or by proxy at the Meeting (whether or not sufficient to constitute a Quorum) may adjourn the Meeting. The Meeting may also be adjourned by the Chairperson of the Meeting. It is anticipated that the persons named as proxies on the enclosed proxy cards will use the authority granted to them to vote on adjournment in their discretion.

     Abstentions and broker non-votes will be included for purposes of determining whether a Quorum is present at the Meeting for a particular matter, and will have the same effect as a vote “against” the Proposal. Broker non-votes are proxies from brokers or nominees indicating that such persons have not received voting instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power. The Acquired Fund does not expect to receive any broker non-votes.

How do I ensure my vote is accurately recorded?

     You may attend the Meeting and vote in person. You may also vote by completing, signing, and returning the enclosed proxy card in the enclosed postage paid envelope, or by telephone or through the Internet. If you return your signed proxy card or vote by telephone or through the Internet, your vote will be officially cast at the Meeting by the persons appointed as proxies. A proxy card is, in essence, a ballot. If you simply sign and date the proxy card but give no voting instructions, your shares will be voted in favor of the Proposal and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting. If your shares are held of record by a broker/dealer and you wish to vote in person at the Meeting, you should obtain a legal proxy from your broker of record and present it at the Meeting.

May I revoke my proxy?

     Shareholders may revoke their proxy at any time before it is voted by sending a written notice to Delaware Group Equity Funds IV expressly revoking their proxy, by signing and forwarding to Delaware Group Equity Funds IV a later-dated proxy, or by attending the Meeting and voting in person. If your shares are held in the name of your broker, you will have to make arrangements with your broker to revoke a previously executed proxy.

What other matters will be voted upon at the Meeting?

     The Board of Delaware Group Equity Funds IV does not intend to bring any matters before the Meeting with respect to the Acquired Fund other than those described in this Proxy Statement/Prospectus. The Board of Delaware Group Equity Funds IV is not aware of any other matters to be brought before the Meeting with respect to the Acquired Fund by others. If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of management.

Who is entitled to vote?

     Only shareholders of record on the Record Date will be entitled to vote at the Meeting. There were 5,307,558.313 outstanding shares of the Acquired Fund entitled to vote as of the Record Date.

What other solicitations will be made?

     This proxy solicitation is being made by the Board of Delaware Group Equity Funds IV for use at the Meeting. The cost of this proxy solicitation will be shared as set forth below. In addition to solicitation by mail, solicitations also may be made by advertisement, telephone, telegram, facsimile transmission or other electronic media, or personal contacts. Delaware Group Equity Funds IV will request broker/dealer firms, custodians, nominees, and fiduciaries to forward proxy materials to the beneficial owners of the shares of record. Delaware Group Equity Funds IV may reimburse broker/dealer firms, custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to solicitations by mail, officers and employees of Delaware Group Equity Funds IV, Delaware Management Business Trust and their affiliates, without extra pay, may conduct additional solicitations by telephone, telecopy, and personal interviews. Delaware Group Equity Funds IV has engaged Computershare Fund Services, Inc. (“Computershare”) to solicit proxies from brokers, banks, other institutional holders and individual shareholders at an anticipated cost of $6,652, including out of pocket expenses, which will be borne as described below. Fees and expenses may be greater depending on the effort necessary to obtain shareholder votes. Delaware Group Equity Funds IV has also agreed to indemnify Computershare against certain liabilities and expenses, including liabilities under the federal securities laws. Delaware Group Equity Funds IV expects that the solicitations will be primarily by mail, but also may include telephone, telecopy, or oral solicitations.

     As the Meeting date approaches, certain shareholders of the Acquired Fund may receive a telephone call from a representative of Computershare if their votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. These procedures are designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

     In all cases where a telephonic proxy is solicited, the Computershare representative is required to ask for each shareholder’s full name and address, or the zip code or employer identification number, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Computershare representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Computershare, then the Computershare representative has the responsibility to explain the process, read the Proposal listed on the proxy card and ask for the shareholder’s instructions on the Proposal. Although the Computershare representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement/Prospectus. Computershare will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Computershare immediately if his or her instructions are not correctly reflected in the confirmation.

Who will pay the expenses of the Proposal?

     The total costs of the Transaction are estimated to be approximately $88,897. The costs of the Transaction, including the costs of soliciting proxies in connection with the Meeting, will be shared by the following parties in the percentages indicated: 30% by the Acquired Fund, 30% by the Acquiring Fund, and 40% by DMC.

How do I submit a shareholder proposal?

     Delaware Group Equity Funds IV is not required to, and does not intend to, hold regular annual shareholders’ meetings. A shareholder wishing to submit a proposal for consideration for inclusion in a proxy statement for the next shareholders’ meeting should send his or her written proposal to the offices of Delaware Group Equity Funds IV, directed to the attention of its Secretary, at the address of its principal executive office printed on the first page of this Proxy Statement/Prospectus, so that it is received within a reasonable time before any such meeting. The inclusion and/or presentation of any such proposal is subject to the applicable requirements of the proxy rules under the 1934 Act. Submission of a proposal by a shareholder does not guarantee that the proposal will be included in Delaware Group Equity Funds IV’s proxy statement or presented at the meeting.

PRINCIPAL HOLDERS OF SHARES

     On the Record Date, the officers and Trustees of each Trust, as a group, owned less than 1% of the outstanding voting shares of any Fund, or class thereof.

     To the best knowledge of the Trusts, as of the Record Date, no person, except as set forth in the table at Exhibit B, owned of record 5% or more of the outstanding shares of any class of the Acquired Fund or the Acquiring Fund. Except as noted therein, the Trusts have no knowledge of beneficial ownership.

EXHIBITS TO PROXY STATEMENT/PROSPECTUS

Exhibit

A	Form of Agreement and Plan of Reorganization between Delaware Group Equity Funds IV, on behalf of the Large Cap Growth Fund, and Delaware Group Adviser Funds, on behalf of the U.S. Growth Fund

B	Principal Holders of Shares

OTHER DOCUMENTS INCLUDED WITH THIS PROXY STATEMENT/PROSPECTUS

  Prospectus of U.S. Growth Fund dated February 28, 2007, as supplemented to date.

  Semiannual Report of U.S. Growth Fund for the period ended April 30, 2007.

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

     This AGREEMENT AND PLAN OF REORGANIZATION (this “Agreement”), made as of this ____ day of _____200_, by and between Delaware Group Adviser Funds, a statutory trust created under the laws of the State of Delaware, with its principal place of business at 2005 Market Street, Philadelphia, Pennsylvania 19103, on behalf of its series, Delaware U.S. Growth Fund (“Acquiring Fund”), and Delaware Group Equity Funds IV, a statutory trust created under the laws of the State of Delaware, with its principal place of business also at 2005 Market Street, Philadelphia, Pennsylvania 19103, on behalf of its series, Delaware Large Cap Growth Fund (“Acquired Fund”).

PLAN OF REORGANIZATION

     The reorganization (hereinafter referred to as the “Plan”) will consist of: (i) the acquisition by Delaware Group Adviser Funds on behalf of Acquiring Fund of substantially all of the property, assets and goodwill of Acquired Fund in exchange solely for (a) shares of beneficial interest, without par value, of Acquiring Fund – Class A (“Acquiring Fund Class A Shares”), (b) shares of beneficial interest, without par value, of Acquiring Fund – Class B (“Acquiring Fund Class B Shares”), (c) shares of beneficial interest, without par value, of Acquiring Fund – Class C (“Acquiring Fund Class C Shares”), and (d) shares of beneficial interest, without par value, of Acquiring Fund – Institutional Class (“Acquiring Fund Institutional Class Shares”); (ii) the distribution of (a) Acquiring Fund Class A shares to the holders of Acquired Fund – Class A shares (“Acquired Fund Class A Shares”), (b) Acquiring Fund Class B Shares to the holders of Acquired Fund – Class B shares (“Acquired Fund Class B Shares”), (c) Acquiring Fund Class C Shares to the holders of Acquired Fund – Class C shares (“Acquired Fund Class C Shares”), and (d) Acquiring Fund Institutional Class shares to the holders of Acquired Fund – Institutional Class shares (“Acquired Fund Institutional Class Shares”), according to their respective interests in complete liquidation of Acquired Fund; and (iii) the dissolution of Acquired Fund as soon as practicable after the closing (as referenced in Section 3 hereof, hereinafter called the “Closing”), all upon and subject to the terms and conditions of this Agreement hereinafter set forth.

AGREEMENT

     In order to consummate the Plan and in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

   1. Sale and Transfer of Assets, Liquidation and Dissolution of Acquired Fund

     (a) Subject to the terms and conditions of this Agreement, and in reliance on the representations and warranties of Delaware Group Adviser Funds herein contained, and in consideration of the delivery by Delaware Group Adviser Funds, on behalf of Acquiring Fund, of the number of its shares of beneficial interest of Acquiring Fund hereinafter provided, Delaware Group Equity Funds IV, on behalf of Acquired Fund, agrees that it will sell, convey, transfer and deliver to Delaware Group Adviser Funds, on behalf of Acquiring Fund, at the Closing provided for in Section 3, all of the then existing assets of Acquired Fund as of the close of business (which hereinafter shall be, unless otherwise noted, the regular close of business of the New York Stock Exchange, Inc. (“NYSE”)) (“Close of Business”) on the valuation date (as defined in Section 3 hereof, hereinafter called the “Valuation Date”), free and clear of all liens, encumbrances, and claims whatsoever (other than shareholders’ rights of redemption and such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”), with respect to privately placed or otherwise restricted securities that Acquired Fund may have acquired in the ordinary course of business), except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary (1) to pay Acquired Fund’s costs and expenses of carrying out this Agreement (including, but not limited to, fees of counsel and accountants, and expenses of its liquidation and dissolution contemplated hereunder), which costs and expenses shall be established on the books of Acquired Fund as liability reserves, (2) to discharge all of Acquired Fund’s Liabilities (as defined below) on its books at the Close of Business on the Valuation Date including, but not limited to, its income dividends and capital gains distributions, if any, payable for any period prior to, and through, the Close of Business on the Valuation Date, and (3) to pay such contingent liabilities as the trustees of Delaware Group Equity Funds IV shall reasonably deem to exist against Acquired Fund, if any, at the Close of Business on the Valuation Date, for which contingent and other appropriate liability reserves shall be established on the books of Acquired Fund (hereinafter “Net Assets”). Delaware Group Equity Funds IV, on behalf of

Acquired Fund, shall also retain any and all rights that it may have over and against any person that may have accrued up to and including the Close of Business on the Valuation Date. Delaware Group Equity Funds IV agrees to use commercially reasonable efforts to identify all of Acquired Fund’s liabilities, debts, obligations and duties of any nature, whether accrued, absolute, contingent or otherwise (“Liabilities”) prior to the Valuation Date and to discharge all such known Liabilities on or prior to the Valuation Date. In no event will Acquiring Fund assume or otherwise be responsible for any Liabilities of Acquired Fund.

     (b) Subject to the terms and conditions of this Agreement, and in reliance on the representations and warranties of Delaware Group Equity Funds IV on behalf of Acquired Fund herein contained, and in consideration of such sale, conveyance, transfer, and delivery, Delaware Group Adviser Funds agrees at the Closing to deliver to Delaware Group Equity Funds IV, on behalf of Acquired Fund: (i) the number of Acquiring Fund Class A Shares determined by dividing the net asset value per share of Acquired Fund Class A Shares as of the Close of Business on the Valuation Date by the net asset value per share of Acquiring Fund Class A Shares as of Close of Business on the Valuation Date, and multiplying the result by the number of outstanding Acquired Fund Class A Shares as of Close of Business on the Valuation Date; (ii) the number of Acquiring Fund Class B Shares determined by dividing the net asset value per share of Acquired Fund Class B Shares as of Close of Business on the Valuation Date by the net asset value per share of Acquiring Fund Class B Shares as of Close of Business on the Valuation Date, and multiplying the result by the number of outstanding Acquired Fund Class B Shares as of Close of Business on the Valuation Date; (iii) the number of Acquiring Fund Class C Shares determined by dividing the net asset value per share of Acquired Fund Class C Shares as of Close of Business on the Valuation Date by the net asset value per share of Acquiring Fund Class C Shares as of Close of Business on the Valuation Date, and multiplying the result by the number of outstanding Acquired Fund Class C Shares as of Close of Business on the Valuation Date; and (iv) the number of Acquiring Fund Institutional Class Shares determined by dividing the net asset value per share of Acquired Fund Institutional Class Shares as of Close of Business on the Valuation Date by the net asset value per share of Acquiring Fund Institutional Class Shares as of Close of Business on the Valuation Date, and multiplying the result by the number of outstanding Acquired Fund Institutional Class Shares as of Close of Business on the Valuation Date. All such values shall be determined in the manner and as of the time set forth in Section 2 hereof.

     (c) As soon as practicable following the Closing, Delaware Group Equity Funds IV shall dissolve Acquired Fund and distribute pro rata to Acquired Fund’s shareholders of record as of the Close of Business on the Valuation Date, the shares of beneficial interest of Acquiring Fund received by Acquired Fund pursuant to this Section 1. Such dissolution and distribution shall be accomplished by the establishment of accounts on the share records of Acquiring Fund of the type and in the amounts due such shareholders pursuant to this Section 1 based on their respective holdings of shares of Acquired Fund as of the Close of Business on the Valuation Date. Fractional shares of beneficial interest of Acquiring Fund shall be carried to the third decimal place. No certificates representing shares of beneficial interest of Acquiring Fund will be issued to shareholders of Acquired Fund shares irrespective of whether such shareholders hold their shares in certificated form.

     (d) At the Closing, each outstanding certificate that, prior to Closing, represented shares of beneficial interest of Acquired Fund, shall be cancelled and shall no longer evidence ownership thereof.

     (e) At the Closing, each shareholder of record of Acquired Fund as of the record date (the “Distribution Record Date”) with respect to any unpaid dividends and other distributions that were declared prior to the Closing, including any dividend or distribution declared pursuant to Section 9(e) hereof, shall have the right to receive such unpaid dividends and distributions with respect to the shares of Acquired Fund that such person had on such Distribution Record Date.

   2. Valuation

     (a) The value of Acquired Fund’s Net Assets to be acquired by Acquiring Fund hereunder shall be computed as of Close of Business on the Valuation Date using the valuation procedures set forth in Acquired Fund’s currently effective prospectus and statement of additional information.

     (b) The net asset value of Acquiring Fund Class A Shares, Acquiring Fund Class B Shares, Acquiring Fund Class C Shares, and Acquiring Fund Institutional Class Shares shall be determined to the nearest full cent as of the Close of Business on the Valuation Date using the valuation procedures set forth in Acquiring Fund’s currently effective prospectus and statement of additional information.

     (c) The net asset value of Acquired Fund Class A Shares, Acquired Fund Class B Shares, Acquired Fund Class C Shares, and Acquired Fund Institutional Class Shares shall be determined to the nearest full cent as of the Close of Business on the Valuation Date, using the valuation procedures as set forth in Acquired Fund’s currently effective prospectus and statement of additional information.

   3. Closing and Valuation Date

     The Valuation Date shall be __________, 200_, or such later date as the parties may mutually agree. The Closing shall take place at the principal office of Delaware Group Adviser Funds, 2005 Market Street, Philadelphia, Pennsylvania 19103 at approximately _:00 _.m., Eastern Time, on the first business day following the Valuation Date. Notwithstanding anything herein to the contrary, in the event that on the Valuation Date (a) the NYSE shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of Delaware Group Adviser Funds or Delaware Group Equity Funds IV, accurate appraisal of the value of the net assets of Acquired Fund or Acquiring Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption, reporting shall have been restored and accurate appraisal of the value of the net assets of Acquired Fund and Acquiring Fund is practicable in the judgment of Delaware Group Adviser Funds and Delaware Group Equity Funds IV. Delaware Group Equity Funds IV shall have provided for delivery as of the Closing of those Net Assets of Acquired Fund to be transferred to Delaware Group Adviser Funds’ Custodian, Mellon Bank, One Mellon Center, Pittsburgh, PA 15285. Also, Delaware Group Equity Funds IV shall deliver at the Closing a list (which may be in electronic form) of names and addresses of the shareholders of record of its Acquired Fund shares, and the number of full and fractional shares of beneficial interest of such classes owned by each such shareholder, indicating thereon which such shares are represented by outstanding certificates and which by book-entry accounts, all as of the Close of Business on the Valuation Date, certified by its transfer agent, or by its President or Vice-President to the best of their knowledge and belief. Delaware Group Adviser Funds shall provide evidence satisfactory to Delaware Group Equity Funds IV in such manner as Delaware Group Equity Funds IV may reasonably request that such shares of beneficial interest of Acquiring Fund have been registered in an open account on the books of Acquiring Fund.

   4. Representations and Warranties by Delaware Group Equity Funds IV

     Delaware Group Equity Funds IV represents and warrants to Delaware Group Adviser Funds that:

     (a) Delaware Group Equity Funds IV is a statutory trust created under the laws of the State of Delaware on December 17, 1999, and is validly existing and in good standing under the laws of that State. Delaware Group Equity Funds IV, of which Acquired Fund is a separate series, is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. Such registration is in full force and effect as of the date hereof and will be in full force and effect as of the Closing.

     (b) Delaware Group Equity Funds IV is authorized to issue an unlimited number of shares of beneficial interest of Acquired Fund, with no par value. Each outstanding share of Acquired Fund is validly issued, fully paid, non-assessable and has full voting rights.

     (c) The financial statements appearing in Acquired Fund’s Annual Report to Shareholders for the fiscal year ended September 30, 2006, audited by Ernst & Young, LLP, copies of which have been delivered to Delaware Group Adviser Funds, and any unaudited financial statements since that date, copies of which may be furnished to Delaware Group Adviser Funds, fairly present the financial position of Acquired Fund as of the date indicated, and the results of its operations for the period indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

     (d) The books and records of Acquired Fund, including FIN 48 work papers and supporting statements, made available to Delaware Group Adviser Funds and/or its counsel are true and correct in all material respects and contain no material omissions with respect to the business and operations of Acquired Fund.

     (e) The statement of assets and liabilities to be furnished by Delaware Group Equity Funds IV as of the Close of Business on the Valuation Date for the purpose of determining the number of shares of beneficial interest of Acquiring Fund to be issued pursuant to Section 1 hereof will accurately reflect the Net Assets of Acquired Fund and outstanding shares of beneficial interest, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

     (f) At the Closing, Delaware Group Equity Funds IV, on behalf of Acquired Fund, will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in subsection (e) above, free and clear of all liens or encumbrances of any nature whatsoever except such restrictions as might arise under the 1933 Act with respect to privately placed or otherwise restricted securities that it may have acquired in the ordinary course of business and such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

     (g) Delaware Group Equity Funds IV has the necessary trust power and trust authority to conduct its business and the business of Acquired Fund as such businesses are now being conducted.

     (h) Delaware Group Equity Funds IV is not a party to or obligated under any provision of its Agreement and Declaration of Trust, By-Laws, or any material contract or any other material commitment or obligation, and is not subject to any order or decree that would be violated by its execution of or performance under this Agreement.

     (i) Delaware Group Equity Funds IV has full trust power and trust authority to enter into and perform its obligations under this Agreement, subject to approval of this Agreement by Acquired Fund’s shareholders. Except as provided in the immediately preceding sentence, the execution, delivery and performance of this Agreement have been validly authorized, and this Agreement constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, subject as to enforcement to the effect of bankruptcy, insolvency, reorganization, arrangement among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditor’s rights and to general equity principles.

     (j) Neither Delaware Group Equity Funds IV nor Acquired Fund is under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Internal Revenue Code of 1986, as amended (the “Code”).

     (k) Delaware Group Equity Funds IV does not have any unamortized or unpaid organizational fees or expenses.

     (l) Delaware Group Equity Funds IV has elected to treat Acquired Fund as a regulated investment company (“RIC”) for federal income tax purposes under Part I of Subchapter M of the Code, Acquired Fund is a “fund” as defined in Section 851(g)(2) of the Code, has qualified as a RIC for each taxable year since its inception and will qualify as a RIC as of the Closing, and consummation of the transactions contemplated by the Plan will not cause it to fail to be qualified as a RIC as of the Closing.

   5. Representations and Warranties by Delaware Group Adviser Funds

     Delaware Group Adviser Funds represents and warrants to Delaware Group Equity Funds IV that:

     (a) Delaware Group Adviser Funds is a statutory trust created under the laws of the State of Delaware on November 23, 1999, and is validly existing and in good standing under the laws of that State. Delaware Group Adviser Funds, of which Acquiring Fund is a separate series of shares, is duly registered under the 1940 Act as an open-end, management investment company, such registration is in full force and effect as of the date hereof and will be in full force and effect as of the Closing.

     (b) Delaware Group Adviser Funds is authorized to issue an unlimited number of shares of beneficial interest, without par value, of Acquiring Fund. Each outstanding share of Acquiring Fund is fully paid, non-assessable and has full voting rights. The shares of beneficial interest of Acquiring Fund to be issued pursuant to Section 1 hereof will, upon their issuance, be validly issued and fully paid and non-assessable and have full voting rights.

     (c) At the Closing, each class of shares of beneficial interest of Acquiring Fund to be issued pursuant to this Agreement will be eligible for offering to the public in those states of the United States and jurisdictions in which the corresponding class of shares of Acquired Fund are presently eligible for offering to the public, and there are an unlimited number of shares registered under the 1933 Act such that there is a sufficient number of such shares to permit the transfers contemplated by this Agreement to be consummated.

     (d) The statement of assets and liabilities of Acquiring Fund to be furnished by Delaware Group Adviser Funds as of the Close of Business on the Valuation Date for the purpose of determining the number of shares of beneficial interest of Acquiring Fund to be issued pursuant to Section 1 hereof will accurately reflect the net assets of Acquiring Fund and outstanding shares of beneficial interest, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

     (e) At the Closing, Delaware Group Adviser Funds will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in subsection (d) above, free and clear of all liens or encumbrances of any nature whatsoever except such restrictions as might arise under the 1933 Act with respect to privately placed or otherwise restricted securities that it may have acquired in the ordinary course of business and such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

     (f) Delaware Group Adviser Funds has the necessary trust power and trust authority to conduct its business and the business of Acquiring Fund as such businesses are now being conducted.

     (g) Delaware Group Adviser Funds is not a party to or obligated under any provision of its Agreement and Declaration of Trust, By-Laws, or any material contract or any other material commitment or obligation, and is not subject to any order or decree that would be violated by its execution of or performance under this Agreement.

     (h) Delaware Group Adviser Funds has full trust power and trust authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been validly authorized, and this Agreement constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, subject, as to enforcement, to the effect of bankruptcy, insolvency reorganization, arrangements among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditors rights and to general equity principles.

     (i) Neither Delaware Group Adviser Funds nor Acquiring Fund is under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     (j) The books and records of Acquiring Fund, including FIN 48 work papers and supporting statements, made available to Delaware Group Equity Funds IV and/or its counsel are true and correct in all material respects and contain no material omissions with respect to the business and operations of Acquiring Fund.

     (k) Delaware Group Adviser Funds has elected to treat Acquiring Fund as a RIC for federal income tax purposes under Part I of Subchapter M of the Code, Acquiring Fund is a “fund” as defined in Section 851(g)(2) of the Code, has qualified as a RIC for each taxable year since its inception and will qualify as a RIC as of the Closing, and consummation of the transactions contemplated by the Plan will not cause it to fail to be qualified as a RIC as of the Closing.

   6. Representations and Warranties by Delaware Group Equity Funds IV and Delaware Group Adviser Funds

     Delaware Group Equity Funds IV and Delaware Group Adviser Funds each represents and warrants to the other that:

     (a) Except as discussed in its currently effective prospectus, there are no legal, administrative or other proceedings or investigations against it, or, to its knowledge, threatened against it, that would materially affect its financial condition or its ability to consummate the transactions contemplated by this Agreement. It is not charged with or, to its knowledge, threatened with, any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

     (b) There are no known actual or proposed deficiency assessments with respect to any taxes payable by it.

     (c) It has duly and timely filed, on behalf of Acquired Fund or Acquiring Fund, as appropriate, all Tax (as defined below) returns and reports (including information returns), which are required to be filed by such Acquired Fund or Acquiring Fund, and all such returns and reports accurately state the amount of Tax owed for the periods covered by the returns, or, in the case of information returns, the amount and character of income required to be reported by such Acquired Fund or Acquiring Fund. On behalf of Acquired Fund or Acquiring Fund, as appropriate, it has paid or made provision and properly accounted for all Taxes due or properly shown to be due on such returns and reports. The amounts set up as provisions for Taxes in the books and records of Acquired Fund or Acquiring Fund, as appropriate, as of the Close of Business on the Valuation Date will, to the extent required by generally accepted accounting principles, be sufficient for the payment of all Taxes of any kind, whether accrued, due, absolute, contingent or otherwise, which were or which may be payable by Acquired Fund or Acquiring Fund, as appropriate, for any periods or fiscal years prior to and including the Close of Business on the Valuation Date, including all Taxes imposed before or after the Close of Business on the Valuation Date that are attributable to any such period or fiscal year. No return filed by it, on behalf of Acquired Fund or Acquiring Fund, as appropriate, is currently being audited by the Internal Revenue Service or by any state or local taxing authority. As used in this Agreement, “Tax” or “Taxes” means all federal, state, local and foreign (whether imposed by a country or political subdivision or authority thereunder) income, gross receipts, excise, sales, use, value added, employment, franchise, profits, property, ad valorem or other taxes, stamp taxes and duties, fees, assessments or charges, whether payable directly or by withholding, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority (foreign or domestic) with respect thereto. To its knowledge, there are no levies, liens or encumbrances relating to Taxes existing, threatened or pending with respect to the assets of Acquired Fund or Acquiring Fund, as appropriate.

     (d) All information provided to Delaware Group Equity Funds IV by Delaware Group Adviser Funds, and by Delaware Group Equity Funds IV to Delaware Group Adviser Funds, for inclusion in, or transmittal with, the Combined Proxy Statement/Prospectus with respect to this Agreement pursuant to which approval of Acquired Fund’s shareholders will be sought, shall not contain any untrue statement of a material fact, or omit to state a material fact required to be stated therein in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

     (e) Except in the case of Delaware Group Equity Funds IV with respect to the approval of Acquired Fund’s shareholders of this Agreement, no consent, approval, authorization or order of any court or governmental authority, or of any other person or entity, is required for the consummation of the transactions contemplated by this Agreement, except as may be required by the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act, or state securities laws or Delaware statutory trust laws (including, in the case of each of the foregoing, the rules and regulations thereunder).

   7. Covenants of Delaware Group Equity Funds IV

     (a) Delaware Group Equity Funds IV covenants to operate the business of Acquired Fund as presently conducted between the date hereof and the Closing.

     (b) Delaware Group Equity Funds IV undertakes that Acquired Fund will not acquire the shares of beneficial interest of Acquiring Fund for the purpose of making distributions thereof other than to Acquired Fund’s shareholders.

     (c) Delaware Group Equity Funds IV covenants that by the Closing, all of Acquired Fund’s federal and other Tax returns and reports required by law to be filed on or before such date shall have been filed and all federal and other Taxes shown as due on said returns either shall have been paid or adequate liability reserves shall have been provided for the payment of such Taxes.

     (d) Delaware Group Equity Funds IV will at the Closing provide Delaware Group Adviser Funds with:

     (1) A statement of the respective tax basis of all investments to be transferred by Acquired Fund to Acquiring Fund.

     (2) A copy (which may be in electronic form) of the shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with Acquired Fund with respect to each shareholder, for all of the shareholders of record of Acquired Fund as of the Close of Business on the Valuation Date, who are to become holders of Acquiring Fund as a result of the transfer of assets that is the subject of this Agreement, certified by its transfer agent or its President or its Vice-President to the best of their knowledge and belief.

     (3) All FIN 48 work papers and supporting statements pertaining to the Acquired Fund.

     (e) The Board of Trustees of Delaware Group Equity Funds IV shall call, and Delaware Group Equity Funds IV shall hold, a Special Meeting of Acquired Fund’s shareholders to consider and vote upon this Agreement (the “Special Meeting”) and Delaware Group Equity Funds IV shall take all other actions reasonably necessary to obtain approval of the transactions contemplated herein. Delaware Group Equity Funds IV agrees to mail to each shareholder of record entitled to vote at the Special Meeting at which action on this Agreement is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Proxy Statement/Prospectus that complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations promulgated thereunder.

     (f) Delaware Group Equity Funds IV shall supply to Delaware Group Adviser Funds, at the Closing, the statement of the assets and liabilities described in Section 4(e) of this Agreement in conformity with the requirements described in such Section.

   8. Covenants of Delaware Group Adviser Funds

     (a) Delaware Group Adviser Funds covenants that the shares of beneficial interest of Acquiring Fund to be issued and delivered to Acquired Fund pursuant to the terms of Section 1 hereof shall have been duly authorized as of the Closing and, when so issued and delivered, shall be registered under the 1933 Act, validly issued, and fully paid and non-assessable, and no shareholder of Acquiring Fund shall have any statutory or contractual preemptive right of subscription or purchase in respect thereof, other than any rights created pursuant to this Agreement.

     (b) Delaware Group Adviser Funds covenants to operate the business of Acquiring Fund as presently conducted between the date hereof and the Closing.

     (c) Delaware Group Adviser Funds covenants that by the Closing, all of Acquiring Fund’s federal and other Tax returns and reports required by law to be filed on or before such date shall have been filed and all federal and other Taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such Taxes.

     (d) Delaware Group Adviser Funds shall supply to Delaware Group Equity Funds IV, at the Closing, the statement of assets and liabilities described in Section 5(d) of this Agreement in conformity with the requirements described in such Section.

     (e) Delaware Group Adviser Funds shall have filed with the United States Securities and Exchange Commission (the “Commission”) a Registration Statement on Form N-14 under the 1933 Act (“Registration Statement”), relating to the shares of beneficial interest of Acquiring Fund issuable hereunder, and shall have used its best efforts to provide that such Registration Statement becomes effective as promptly as practicable. At the time such Registration Statement becomes effective, it (i) complied in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations promulgated thereunder; and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement becomes effective, at the time of Acquired Fund’s shareholders’ meeting, and at the Closing, the prospectus and statement of additional information included in the Registration Statement did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

   9. Conditions Precedent to be Fulfilled by Delaware Group Equity Funds IV and Delaware Group Adviser Funds

     The obligations of Delaware Group Equity Funds IV and Delaware Group Adviser Funds to effectuate this Agreement and the Plan hereunder shall be subject to the following respective conditions:

     (a) That (i) all the representations and warranties of the other party contained herein shall be true and correct in all material respects as of the Closing with the same effect as though made as of and at such date; (ii) the other party shall have performed all obligations required by this Agreement to be performed by it at or prior to the Closing; and (3) the other party shall have delivered to such party a certificate signed by the President or Vice-President and by the Secretary or equivalent officer to the foregoing effect.

     (b) That the other party shall have delivered to such party a copy of the resolutions approving this Agreement adopted by the other party’s Board of Trustees, certified by the Secretary or equivalent officer.

     (c) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted nor threatened to institute any proceeding seeking to enjoin the consummation of the reorganization contemplated hereby under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened that would materially and adversely affect the financial condition of either party or would prohibit the transactions contemplated hereby.

     (d) That this Agreement, the Plan and the transactions contemplated hereby shall have been approved by the appropriate action of the shareholders of Acquired Fund at an annual or special meeting or any adjournment thereof.

     (e) That Acquired Fund shall have declared a distribution or distributions on or prior to the Valuation Date that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its ordinary income, capital gain net income and net interest income excludable under Section 103(a) of the Code, if any, for the period from the close of its last fiscal year to the Close of Business on the Valuation Date, and (ii) any undistributed ordinary income, capital gain net income and net interest income excludable under Section 103(a) of the Code from any prior period. Capital gain net income has the meaning given such term by Section 1222(g) of the Code.

     (f) That all required consents of other parties and all other consents, orders and permits of federal, state and local authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary “no-action” positions or exemptive orders from such federal and state authorities) to permit consummation of the transaction contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of material adverse effect on the assets and properties of Acquired Fund or Acquiring Fund.

     (g) That prior to or at the Closing, Delaware Group Equity Funds IV and Delaware Group Adviser Funds shall receive an opinion from Stradley Ronon Stevens & Young, LLP (“SRSY”) to the effect that, provided the acquisition contemplated hereby is carried out in accordance with the applicable laws of the State of Delaware, this Agreement and in accordance with customary representations provided by Delaware Group Equity Funds IV and Delaware Group Adviser Funds in certificates delivered to SRSY:

     (1) The acquisition by Acquiring Fund of substantially all of the assets of Acquired Fund in exchange solely for Acquiring Fund shares to be issued pursuant to Section 1 hereof, followed by the distribution by Acquired Fund to its shareholders of Acquiring Fund shares in complete liquidation of Acquired Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and Acquiring Fund and Acquired Fund will each be a “party to the reorganization” within the meaning of Section 368(b) of the Code;

     (2) No gain or loss will be recognized by Acquired Fund upon the transfer of substantially all of its assets to Acquiring Fund in exchange solely for the voting shares of Acquiring Fund (to be issued in accordance with Section 1 hereof) under Section 361(a) and Section 357(a) of the Code;

     (3) No gain or loss will be recognized by Acquiring Fund upon the receipt by it of substantially all of the assets of Acquired Fund in exchange solely for the voting shares of Acquiring Fund (to be issued in accordance with Section 1 hereof) under Section 1032(a) of the Code;

     (4) No gain or loss will be recognized by Acquired Fund upon the distribution of Acquiring Fund shares to Acquired Fund shareholders in accordance with Section 1 hereof in liquidation of Acquired Fund under Section 361(c)(1) of the Code.

     (5) The basis of the assets of Acquired Fund received by Acquiring Fund will be the same as the basis of such assets to Acquired Fund immediately prior to the exchange under Section 362(b) of the Code;

     (6) The holding period of the assets of Acquired Fund received by Acquiring Fund will include the period during which such assets were held by Acquired Fund under Section 1223(2) of the Code;

     (7) No gain or loss will be recognized by the shareholders of Acquired Fund upon the exchange of their shares in Acquired Fund for the voting shares (including fractional shares to which they may be entitled) of Acquiring Fund (to be issued in accordance with Section 1 hereof) under Section 354(a) of the Code;

     (8) The basis of Acquiring Fund shares received by Acquired Fund shareholders in accordance with Section 1 hereof (including fractional shares to which they may be entitled) will be the same as the basis of the shares of Acquired Fund exchanged therefor under Section 358(a)(1) of the Code;

     (9) The holding period of Acquiring Fund’s shares received by Acquired Fund’s shareholders in accordance with Section 1 hereof (including fractional shares to which they may be entitled) will include the holding period of Acquired Fund’s shares surrendered in exchange therefor, provided that Acquired Fund shares were held as a capital asset on the date of the Reorganization under Section 1223(l) of the Code; and

     (10) Acquiring Fund will succeed to and take into account as of the date of the transfer (as defined in Section 1.381(b)-1(b) of the regulations issued by the United States Treasury (the “Treasury Regulations”)) the items of Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code, and the Treasury Regulations.

     (h) That Delaware Group Adviser Funds shall have received an opinion in form and substance reasonably satisfactory to it from SRSY, counsel to Delaware Group Equity Funds IV, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, arrangement among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditor’s rights and to general equity principles:

     (1) Delaware Group Equity Funds IV was created as a statutory trust (formerly known as a business trust) under the laws of the State of Delaware on December 17, 1999, and is validly existing and in good standing under the laws of the State of Delaware;

     (2) Delaware Group Equity Funds IV is authorized to issue an unlimited number of shares of beneficial interest, without par value, of Acquired Fund;

     (3) Delaware Group Equity Funds IV is an open-end, investment company of the management type registered as such under the 1940 Act;

     (4) Except as disclosed in Acquired Fund’s currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against Delaware Group Equity Funds IV, the unfavorable outcome of which would materially and adversely affect Delaware Group Equity Funds IV or Acquired Fund;

     (5) To such counsel’s knowledge, no consent, approval, authorization or order of any court, governmental authority or agency is required for the consummation by Delaware Group Equity Funds IV of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and Delaware laws (including, in the case of each of the foregoing, the rules and regulations thereunder) and such as may be required under state securities laws;

     (6) Neither the execution, delivery nor performance of this Agreement by Delaware Group Equity Funds IV violates any provision of its Agreement and Declaration of Trust, its By-Laws, or the provisions of any agreement or other instrument, known to such counsel to which Delaware Group Equity Funds IV is a party or by which Delaware Group Equity Funds IV is otherwise bound; and

     (7) This Agreement has been validly authorized by Delaware Group Equity Funds IV and represents the legal, valid and binding obligation of Delaware Group Equity Funds IV and is enforceable against Delaware Group Equity Funds IV in accordance with its terms.

     In giving the opinions set forth above, SRSY may state that it is relying on certificates of the officers of Delaware Group Equity Funds IV with regard to matters of fact and certain certifications and written statements of governmental officials with respect to the good standing of Delaware Group Equity Funds IV.

     (i) That Delaware Group Equity Funds IV shall have received an opinion in form and substance reasonably satisfactory to it from SRSY, counsel to Delaware Group Adviser Funds, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, arrangement among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditor’s rights and to general equity principles:

     (1) Delaware Group Adviser Funds was created as a statutory trust (formerly known as a business trust) under the laws of the State of Delaware on November 23, 1999, and is validly existing and in good standing under the laws of the State of Delaware;

     (2) Delaware Group Adviser Funds is authorized to issue an unlimited number of shares of beneficial interest, without par value, of Acquiring Fund;

     (3) Delaware Group Adviser Funds is an open-end investment company of the management type registered as such under the 1940 Act;

     (4) Except as disclosed in Acquiring Fund’s currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against Delaware Group Adviser Funds, the unfavorable outcome of which would materially and adversely affect Delaware Group Adviser Funds or Acquiring Fund;

     (5) The shares of beneficial interest of Acquiring Fund to be issued pursuant to the terms of Section 1 hereof have been duly authorized and, when issued and delivered as provided in this Agreement, will have been validly issued and fully paid and will be non-assessable by Delaware Group Adviser Funds or Acquiring Fund, and to such counsel’s knowledge, no shareholder has any preemptive right to subscription or purchase in respect thereof other than any rights that may be deemed to have been granted pursuant to this Agreement;

     (6) To such counsel’s knowledge, no consent, approval, authorization or order of any court, governmental authority or agency is required for the consummation by Delaware Group Adviser Funds of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and Delaware laws (including, in the case of each of the foregoing, the rules and regulations thereunder) and such as may be required under state securities laws;

     (7) Neither the execution, delivery nor performance of this Agreement by Delaware Group Adviser Funds violates any provision of its Agreement and Declaration of Trust, its By-Laws, or the provisions of any agreement or other instrument, known to such counsel to which Delaware Group Adviser Funds is a party or by which Delaware Group Adviser Funds is otherwise bound; and

     (8) This Agreement has been validly authorized and executed by Delaware Group Adviser Funds and represents the legal, valid and binding obligation of Delaware Group Adviser Funds and is enforceable against Delaware Group Adviser Funds in accordance with its terms.

     In giving the opinions set forth above, SRSY may state that it is relying on certificates of the officers of Delaware Group Adviser Funds with regard to matters of fact and certain certifications and written statements of governmental officials with respect to the good standing of Delaware Group Adviser Funds.

     (j) That Delaware Group Adviser Funds’ Registration Statement with respect to the shares of beneficial interest of Acquiring Fund to be delivered to Acquired Fund’s shareholders in accordance with Section 1 hereof shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing or shall be in effect at the Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

     (k) That the shares of beneficial interest of Acquiring Fund to be delivered in accordance with Section 1 hereof shall be eligible for sale by Delaware Group Adviser Funds with each state commission or agency with which such eligibility is required in order to permit the shares lawfully to be delivered to each Acquired Fund shareholder.

     (l) That at the Closing, Delaware Group Equity Funds IV, on behalf of Acquired Fund, transfers to Acquiring Fund aggregate Net Assets of Acquired Fund comprising at least 90% in fair market value of the total net assets and 70% in fair market value of the total gross assets recorded on the books of Acquired Fund at the Close of Business on the Valuation Date.

   10. Fees and Expenses The expenses of entering into and carrying out the provisions of this Agreement, whether or not consummated, shall be borne 30% by Acquired Fund; 30% by Acquiring Fund; and 40% by Delaware Management Company, a series of Delaware Management Business Trust.

   11. Termination; Waiver; Order

     (a) Anything contained in this Agreement to the contrary notwithstanding, this Agreement may be terminated and the Plan abandoned at any time (whether before or after adoption thereof by the shareholders of Acquired Fund) prior to the Closing as follows:

     (1) by mutual consent of Delaware Group Equity Funds IV and Delaware Group Adviser Funds;

     (2) by Delaware Group Adviser Funds if any condition precedent to its obligations set forth in Section 9 has not been fulfilled or waived by Delaware Group Adviser Funds; or

     (3) by Delaware Group Equity Funds IV if any condition precedent to its obligations set forth in Section 9 has not been fulfilled or waived by Delaware Group Equity Funds IV.

     (b) If the transactions contemplated by this Agreement have not been consummated by ______________, 2008, this Agreement shall automatically terminate on that date, unless a later date is agreed to by both Delaware Group Equity Funds IV and Delaware Group Adviser Funds.

     (c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of either Delaware Group Equity Funds IV or Delaware Group Adviser Funds or persons who are their trustees, officers, agents or shareholders in respect of this Agreement.

     (d) At any time prior to the Closing, any of the terms or conditions of this Agreement may be waived by either Delaware Group Equity Funds IV or Delaware Group Adviser Funds, respectively (whichever is entitled to the benefit thereof).

     (e) The respective representations, warranties and covenants contained in Sections 4-8 hereof shall expire with, and be terminated by, the consummation of the Plan, and neither Delaware Group Equity Funds IV nor Delaware Group Adviser Funds, nor any of their officers, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing. This provision shall not protect any officer, trustee, agent or shareholder of Delaware Group Equity Funds IV or Delaware Group Adviser Funds against any liability to the entity for which that officer, trustee, agent or shareholder so acts or to its shareholders to which that officer, trustee, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties in the conduct of such office.

     (f) If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of Delaware Group Equity Funds IV or the Board of Trustees of Delaware Group Adviser Funds to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of Acquired Fund, unless such further vote is required by applicable law or by mutual consent of the parties.

   12. Liability of Delaware Group Adviser Funds and Delaware Group Equity Funds IV

     (a) Each party acknowledges and agrees that all obligations of Delaware Group Adviser Funds under this Agreement are binding only with respect to Acquiring Fund; that any liability of Delaware Group Adviser Funds under this Agreement with respect to Acquiring Fund, or in connection with the transactions contemplated herein with respect to Acquiring Fund, shall be discharged only out of the assets of Acquiring Fund; that no other series of Delaware Group Adviser Funds shall be liable with respect to this Agreement or in connection with the transactions contemplated herein; and that neither Delaware Group Equity Funds IV nor Acquired Fund shall seek satisfaction of any such obligation or liability from the shareholders of Delaware Group Adviser Funds, the trustees, officers, employees or agents of Delaware Group Adviser Funds, or any of them.

     (b) Each party acknowledges and agrees that all obligations of Delaware Group Equity Funds IV under this Agreement are binding only with respect to Acquired Fund; that any liability of Delaware Group Equity Funds IV under this Agreement with respect to Acquired Fund, or in connection with the transactions contemplated herein with respect to Acquired Fund, shall be discharged only out of the assets of Acquired Fund; that no other series of Delaware Group Equity Funds IV shall be liable with respect to this Agreement or in connection with the transactions contemplated herein; and that neither Delaware Group Adviser Funds nor Acquiring Fund shall seek satisfaction of any such obligation or liability from the shareholders of Delaware Group Equity Funds IV, the trustees, officers, employees or agents of Delaware Group Equity Funds IV, or any of them.

   13. Final Tax Returns and Forms 1099 of Acquired Fund

     (a) After the Closing, Delaware Group Equity Funds IV shall or shall cause its agents to prepare any federal, state or local Tax returns, including any Forms 1099, required to be filed by Delaware Group Equity Funds IV with respect to Acquired Fund’s final taxable year ending with its complete liquidation and for any prior periods or taxable years and shall further cause such Tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities.

     (b) Notwithstanding the provisions of Section 1 hereof, any expenses incurred by Delaware Group Equity Funds IV or Acquired Fund (other than for payment of Taxes) in connection with the preparation and filing of said Tax returns and Forms 1099 after the Closing, shall be borne by Acquired Fund to the extent such expenses have been or should have been accrued by Acquired Fund in the ordinary course without regard to the Plan contemplated by this Agreement; any excess expenses shall be borne by Delaware Management Company, a series of Delaware Management Business Trust, at the time such Tax returns and Forms 1099 are prepared.

   14. Cooperation and Exchange of Information

     Delaware Group Adviser Funds and Delaware Group Equity Funds IV will provide each other and their respective representatives with such cooperation, assistance and information as either of them reasonably may request of the other in filing any Tax returns, amended return or claim for refund, determining a liability for Taxes, or in determining the financial reporting of any tax position, or a right to a refund of Taxes or participating in or conducting any audit or other proceeding in respect of Taxes. Each party or their respective agents will retain for a period of six (6) years following the Closing all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of tax positions of Acquired Fund and Acquiring Fund for its taxable period first ending after the Closing and for all prior taxable periods.

   15. Entire Agreement and Amendments

     This Agreement embodies the entire Agreement between the parties and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth herein or herein provided for. This Agreement may be amended only by mutual consent of the parties in writing. Neither this Agreement nor any interest herein may be assigned without the prior written consent of the other party.

   16. Counterparts

     This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts together shall constitute but one instrument.

   17. Notices

     Any notice, report, or demand required or permitted by any provision of this Agreement shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to Delaware Group Equity Funds IV or Delaware Group Adviser Funds at 2005 Market Street, Philadelphia, PA 19103, Attention: Secretary.

   18. Governing Law

     This Agreement shall be governed by and carried out in accordance with the laws of the State of Delaware.

   19. Effect of Facsimile Signature

     A facsimile signature of an authorized officer of a party hereto on this Agreement and/or any transfer document shall have the same effect as if executed in the original by such officer.

     IN WITNESS WHEREOF, Delaware Group Equity Funds IV and Delaware Group Adviser Funds have each caused this Agreement and Plan of Reorganization to be executed on its behalf by its duly authorized officers, all as of the day and year first-above written.

Delaware Group Equity Funds IV, on behalf of the
Delaware Large Cap Growth Fund

By:
Richard Salus
Chief Financial Officer

Delaware Group Adviser Funds, on behalf of the
Delaware U.S. Growth Fund

By:
Richard Salus
Chief Financial Officer

EXHIBIT B

PRINCIPAL HOLDERS OF SHARES

Fund Name / Class	Name and Address of Account	Share Amount	Percentage
Delaware Large Cap Growth Fund –	DMTC C/F THE 403(B)(7) PLAN OF	14,768.865	6.56%
Class B	BEDFORD STUYVESANT RESTORATION
	CORPORATION DYRNEST K SINCKLER
	45 FAIRVIEW AVE
	NEW YORK, NY 10040-2718
Delaware Large Cap Growth Fund –	CHASE MANHATTAN BANK C/F	623,289.838	17.97%
Institutional Class	DEL GRP FOUNDATION FD-INCOME PORT.
	GLOBAL INV SER
	3 METROTECH CENTER 8TH FLOOR
	BROOKLYN, NY 11201-3800
	CHASE MANHATTAN BANK C/F	1,146,444.190	33.05%
	DEL GRP FOUNDATION FD BALANCED PORT
	ATTN: MARISOL GORDAN GLOBAL INV SER
	3 METROTECH CENTER 8TH FLOOR
	BROOKLYN, NY 11201-3800
	CHASE MANHATTAN BANK C/F	1,525,052.216	43.96%
	DEL GRP FOUNDATION FD GROWTH PORT
	ATTN: MARISOL GORDAN GLOBAL INV SER
	3 METROTECH CENTER 8TH FLOOR
	BROOKLYN, NY 11201-3800
	NATIONAL MUSEUM OF WOMEN IN THE ARTS	174,026.805	5.02%
	1250 NEW YORK AVE NW
	WASHINGTON, D.C. 20005-3970
Delaware U.S. Growth Fund – Class B	CITIGROUP GLOBAL MARKETS, INC.	99,770.412	7.14%
	HOUSE ACCOUNT
	00109801250
	ATTN: PETER BOOTH, 7TH FLOOR
	333 W 34TH STREET
	NEW YORK, NY 10001-2402
Delaware U.S. Growth Fund – Class C	CITIGROUP GLOBAL MARKETS, INC.	212,481.689	13.42%
	HOUSE ACCOUNT
	00109801250
	ATTN: PETER BOOTH, 7TH FLOOR
	333 W 34TH STREET
	NEW YORK, NY 10001-2402
	MLPF&S FOR THE SOLE BENEFIT OF ITS	374,646.513	23.66%
	CUSTOMERS SEC#97JY7
	ATTENTION: FUND ADMINISTRATION
	4800 DEER LAKE DRIVE EAST, 2ND FL
	JACKSONVILLE, FL 32246-6484

B-1

Fund Name / Class	Name and Address of Account	Share Amount	Percentage
Delaware U.S. Growth Fund –	HOLLOWWAVE & CO	5,390,280.945	13.13%
Institutional Class	C/O STATE STREET BANK
	BOX 5496
	BOSTON MA 02206-5496
	HOLLOWWAVE & CO	2,334,014.470	5.69%
	C/O STATE STREET BANK
	BOX 5496
	BOSTON MA 02206-5496
	JP MORGAN CHASE BANK AS TRUSTEE FOR	3,147,128.245	7.67%
	UNITED BENEFITS GROUP’S CO-OP
	RETIREMENT PLAN TRUST
	345 PARK AVE
	NEW YORK, NY 10154-0004

B-2

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND
AND VOTE ON THE PROPOSAL

Below is a brief overview of the proposal to be voted upon. Your vote is important. Please read the full text of the Proxy Statement/Prospectus, which you should retain for future reference. If you need another copy of the Proxy Statement/Prospectus, please call Delaware Investments at 800 523-1918.

We appreciate you placing your trust in Delaware Investments and we look forward to helping you achieve your financial goals.

What proposal am I being asked to vote on?

You are being asked to vote to approve an Agreement and Plan of Reorganization between Delaware Group Equity Funds IV, on behalf of Delaware Large Cap Growth Fund (the “Large Cap Growth Fund”), and Delaware Group Adviser Funds, on behalf of Delaware U.S. Growth Fund (the “U.S. Growth Fund”).

Proposal: TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION

What reorganization is the Board proposing?

Shareholders of the Large Cap Growth Fund are being asked to consider and approve a reorganization (“Transaction”) that will have the effect of reorganizing the Large Cap Growth Fund with and into the U.S. Growth Fund.

Why has the Board proposed this reorganization?

  Large Cap Growth Fund and U.S. Growth Fund are both managed by the Focus Growth team, seek capital appreciation, have similar investment strategies, and had substantially similar holdings as of June 30, 2007.

  The U.S. Growth Fund’s assets have grown significantly over the last two years while the Large Cap Growth Fund’s assets have diminished. It is likely that the proposed reorganization would benefit shareholders of the Large Cap Growth Fund by providing greater distribution opportunities which may increase fund assets and ultimately could lead to economies of scale.

How will the Transaction benefit shareholders?

The Funds’ Boards of Trustees (each, a “Board” and collectively, the “Boards”) considered a number of factors before approving the Transaction. After considering these factors, the Boards concluded that shareholders will potentially benefit from the Transaction in the following ways:

  The investment strategies and policies of the Large Cap Growth Fund are substantially similar, but not identical to, the investment strategies and policies of the U.S. Growth Fund.

  The portfolio of the Large Cap Growth Fund has historically been managed in substantially the same manner (and has substantially similar holdings) as the portfolio of the U.S. Growth Fund, which should allow for a relatively smooth transition for shareholders of the Large Cap Growth Fund should the Transaction be approved.

  The U.S. Growth Fund offers a stronger track record compared to the Large Cap Growth Fund over the trailing one-, three-, and 10-year periods. (Past performance is not a guarantee of future results.)

  Shareholders of the Large Cap Growth Fund and the U.S. Growth Fund potentially could benefit by the growth in assets realized by combining the Funds because a larger fund can potentially realize cost savings due to economies of scale from the spreading of fixed costs over a larger asset base and by reaching or utilizing, to a greater extent, breakpoints in investment management fees. (There can be no assurance, however, that such savings will be realized.)

  The Transaction will be structured as a tax-free reorganization so that for federal income tax purposes: (i) shareholders of the Large Cap Growth Fund will not recognize any gain or loss as a result of the exchange of their shares of the Large Cap Growth Fund for shares of the U.S. Growth Fund; and (ii) the U.S. Growth Fund and its shareholders will not recognize any gain or loss upon receipt of the Large Cap Growth Fund’s assets.

  The Transaction will not result in any limitation on the use by the U.S. Growth Fund of its capital loss carryforwards and as a result, shareholders of the U.S. Growth Fund, including former Large Cap Growth Fund shareholders, may benefit from these capital loss carryforwards, which may be used to offset future capital gains.

How will the Transaction work?

The U.S. Growth Fund will acquire substantially all of the assets of the Large Cap Growth Fund in exchange for shares of the U.S. Growth Fund. The Large Cap Growth Fund will then distribute the U.S. Growth Fund shares on a pro rata basis to its shareholders. At the time of the Transaction, any shares you own of the Large Cap Growth Fund will be cancelled and you will receive new shares in the same class of the U.S. Growth Fund that will have an aggregate value equal to the value of your shares in the Large Cap Growth Fund. More detailed information about the transfer of assets by the Large Cap Growth Fund and the issuance of shares by the U.S. Growth Fund can be found in the Proxy Statement/Prospectus.

Will Portfolio Management change?

No, the Focus Growth team will remain the management team of the U.S. Growth Fund.

What is the anticipated timetable for the Transaction?

The shareholder meeting is scheduled for January 25, 2008. It is currently anticipated that the Transaction, if approved by shareholders, will take place in February 2008. Whether or not you plan to attend the Meeting, please vote your shares by mail, by telephone, or through the Internet. If you determine at a later date that you wish to attend this Meeting, you may revoke your proxy and vote in person, as provided in the attached Proxy Statement/Prospectus.

COMMON QUESTIONS AND GENERAL INFORMATION

Has the Board of Trustees approved the proposal?

Yes. The Large Cap Growth Fund’s Board has unanimously approved the proposal and recommends that you vote to approve it.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each full share and a fractional vote for each fractional share of the Large Cap Growth Fund that you own on the record date. The record date is September 21, 2007.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card and following the recorded instructions. In addition, you may also vote through the Internet by visiting www.proxyweb.com and following the on-line instructions. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Computershare Fund Services, Inc. (“Computershare”), the Large Cap Growth Fund’s proxy solicitor, at 866 436-0835.

How do I sign the proxy card?

Individual Accounts:	Shareholders should sign exactly as their names appear on the account registration shown on the card.

Joint Accounts:	Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts:	The person signing must indicate his or her capacity. For example, if Ms. Ann B. Collins serves as a trustee for a trust account or other type of entity, she should sign, “Ann B. Collins, Trustee.”

How can I find more information on the Proposal?

You should read the Proxy Statement/Prospectus that provides details regarding the proposal. If you have any questions, please call Computershare Fund, the Large Cap Growth Fund’s proxy solicitor, at 866 436-0835.

STATEMENT OF ADDITIONAL INFORMATION
FOR
DELAWARE U.S. GROWTH FUND
a series of
DELAWARE GROUP ADVISER FUNDS

Dated October 24, 2007

Acquisition of Substantially All of the Assets of:

DELAWARE LARGE CAP GROWTH FUND
(a series of Delaware Group Equity Funds IV)

By and in exchange for shares of

DELAWARE U.S. GROWTH FUND
(a series of Delaware Group Adviser Funds)

This Statement of Additional Information (“SAI”) relates specifically to the proposed acquisition of substantially all of the assets of Delaware Large Cap Growth Fund (the “Large Cap Growth Fund”) in exchange for shares of Delaware U.S. Growth Fund (the “U.S. Growth Fund”).

This SAI consists of this Cover Page and the following documents, each of which is attached to and is legally considered to be a part of this SAI.

1.	Statement of Additional Information of the U.S. Growth Fund, dated February 28, 2007, as previously filed via EDGAR is incorporated herein by reference to Delaware Group Adviser Fund’s filing under Rule 485(b) filed February 26, 2007 and will be mailed to any shareholder who requests this SAI.

2.	Supplements to the Statement of Additional Information of the U.S. Growth Fund, dated March 16, 2007, April 11, 2007, August 15, 2007, and October 19, 2007 as previously filed via EDGAR is incorporated herein by reference to Delaware Group Adviser Fund’s filings under Rule 497 filed on March 16, 2007, April 11, 2007, August 15, 2007, and October 19, 2007, respectively, and will be mailed to any shareholder who requests this SAI.

3.	Annual Report of the U.S. Growth Fund for the fiscal year ended October 31, 2006 as previously filed via EDGAR is incorporated herein by reference to Delaware Group Adviser Fund’s N-CSR filed January 5, 2007 and will be mailed to any shareholder who requests this SAI.

4.	Annual Report of the Large Cap Growth Fund for the fiscal year ended September 30, 2006 as previously filed via EDGAR is incorporated herein by reference to Delaware Group Equity Funds IV’s N-CSR filed December 8, 2006 and will be mailed to any shareholder who requests this SAI.

5.	Semiannual Report of the U.S. Growth Fund for the period ended April 30, 2007 as previously filed via EDGAR is incorporated herein by reference to Delaware Group Adviser Funds N-CSR filed July 6, 2007 and will be mailed to any shareholder who requests this SAI.

6.	Semiannual Report of the Large Cap Growth Fund for the period ended March 31, 2007 as previously filed via EDGAR is incorporated herein by reference to Delaware Group Equity Funds IV’s N-CSR filed May 31, 2007 and will be mailed to any shareholder who requests this SAI.

This SAI is not a prospectus; you should read this SAI in conjunction with the Proxy Statement/Prospectus dated October 24, 2007, relating to the above-referenced transaction. You can request a copy of the Proxy Statement/Prospectus by calling 800 523-1918 or by writing to Delaware U.S. Growth Fund at Attention: Account Services, P.O. Box 219656, Kansas City, MO 64121-9656 by regular mail or 430 W. 7th Street, Kansas City, MO 64105 by overnight courier service.

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To Vote by Internet		To Vote by Phone		To Vote by Mail
1)	Read the Proxy Statement.	1)	Read the Proxy Statement.	1)	Read the Proxy Statement.
2)	Go to www.proxyweb.com	2)	Call 1-888-221-0697	2)	Check the appropriate box on reverse side.
3)	Follow the on-line instructions.	3)	Follow the recorded instructions.	3)	Sign, date and return the Proxy Card in the envelope provided.
If you vote by Telephone or Internet, please do not return your Proxy card.

DELAWARE LARGE CAP GROWTH FUND (THE “FUND”)
A series of Delaware Group Equity Funds IV (the “Trust”)

MEETING OF SHAREHOLDERS - JANUARY 25, 2008
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST

The undersigned, revoking previous proxies, hereby appoint(s) David F. Connor, Michael E. Dresnin and Emilia P. Wang, or any of them, attorneys with full power of substitution, to vote all shares of the Fund, as indicated below, that the undersigned is entitled to vote at the above stated Meeting of Shareholders to be held at the offices of Delaware Investments located at 2001 Market Street, 2nd Floor Auditorium, Philadelphia, PA 19103-7055 on January 25, 2008 at 3:00 p.m., Eastern Time, and at any adjournments thereof. All powers may be exercised by two or more of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This proxy shall be voted on the proposal described in the Proxy Statement/Prospectus as specified on the reverse side. Receipt of the Notice of Meeting and the accompanying Proxy Statement/Prospectus is hereby acknowledged.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH RESPECT TO THE FUND. THE FOLLOWING MATTER IS PROPOSED BY THE FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL. IF NO SPECIFICATION IS MADE AND THIS PROXY IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSAL. PLEASE REFER TO THE PROXY STATEMENT/PROSPECTUS FOR A DISCUSSION OF THE PROPOSAL. IF OTHER MATTERS PROPERLY COME BEFORE THE MEETING TO BE VOTED ON, THE SHARES REPRESENTED BY THE PROXY HOLDERS WILL BE VOTED AND CONSENTED ON THOSE MATTERS IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT.

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Date	, 200__

	Signature(s) (Joint Owners)	(PLEASE SIGN WITHIN BOX)

THIS PROXY CARD IS ONLY VALID WHEN SIGNED. To avoid the additional expense to the Fund of further solicitation, please date and sign name(s) above as printed on this card to authorize the voting of your shares as indicated. Where shares are registered with joint owners, only one joint owner need sign. Persons signing as executor, administrator, trustee, or other representative should give full title as such.

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i	Please fill in the box as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒	i

		FOR	AGAINST	ABSTAIN

1.

To approve an Agreement and Plan of Reorganization between Delaware Group Equity Funds IV, on behalf of Delaware Large Cap Growth Fund (the “Acquired Fund”), and Delaware Group Adviser Funds, on behalf of Delaware U.S. Growth Fund (the “Acquiring Fund”), which provides for: (i) the acquisition by the Acquiring Fund of substantially all of the assets of the Acquired Fund, in exchange for shares of the Acquiring Fund; (ii) the pro rata distribution of shares of the Acquiring Fund to the shareholders of the Acquired Fund; and (iii) the liquidation and dissolution of the Acquired Fund.

		☐	☐	☐

2.	To vote upon any other business as may properly come before the Meeting or any adjournment thereof.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

YOUR VOTE IS IMPORTANT - PLEASE ACT TODAY.

i	Del Lg Cap Growth 07 - MK	i